UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-881

                            Columbia Funds Trust III
      ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
      ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
      ------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end:            04/30/05
                             ------------------------

Date of reporting period:           04/30/05
                             ------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




  COLUMBIA TAXABLE
    BOND FUNDS

     ANNUAL REPORT
     APRIL 30, 2005


                  [PHOTOGRAPH OF THE LADY WITH A PEN IN HAND]

TABLE OF CONTENTS

ECONOMIC UPDATE ....................................................     1

COLUMBIA CORPORATE BOND FUND .......................................     2

COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND .......................     6

COLUMBIA QUALITY PLUS BOND FUND ....................................    10

FINANCIAL STATEMENTS ...............................................    14

   INVESTMENT PORTFOLIO ............................................    15

   STATEMENTS OF ASSETS AND LIABILITIES ............................    31

   STATEMENTS OF OPERATIONS ........................................    33

   STATEMENTS OF CHANGES IN NET ASSETS .............................    34

   NOTES TO FINANCIAL STATEMENTS ...................................    38

   FINANCIAL HIGHLIGHTS ............................................    46

REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM ..........................................    60

UNAUDITED INFORMATION ..............................................    61

TRUSTEES ...........................................................    62

OFFICERS ...........................................................    64

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT
   ADVISORY AGREEMENTS .............................................    65

COLUMBIA FUNDS .....................................................    68

IMPORTANT INFORMATION ABOUT THIS REPORT.............................    73

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

---------------------------------
NOT FDIC          MAY LOSE VALUE
                -----------------
INSURED         NO BANK GUARANTEE
---------------------------------

PRESIDENT'S MESSAGE ____________________________________________________________
                                                     Columbia Taxable Bond Funds

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 8 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

SUMMARY
FOR THE 12-MONTH PERIOD
ENDED APRIL 30, 2005

o BONDS CHALKED UP SOLID GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. HOWEVER, THEY GAVE BACK SOME OF THEIR RETURN IN THE LAST MONTHS OF THE PERIOD.

                  [UP ARROW]                  [UP ARROW]

                 LEHMAN INDEX             MERRILL LYNCH INDEX

                    5.26%                        6.45%

o STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. MOST OF THE PERIOD'S GAINS WERE GENERATED DURING A FOURTH-QUARTER RALLY IN 2004. VALUE STOCKS OUTPERFORMED GROWTH STOCKS, AS MEASURED BY THE RUSSELL 1000 VALUE INDEX.

                  [UP ARROW]                  [UP ARROW]

                 S&P 500 INDEX               RUSSELL INDEX

                     6.34%                       13.92%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ECONOMIC UPDATE ________________________________________________________________
                                                     Columbia Taxable Bond Funds

The US economy moved ahead at a steady pace during the 12-month period that began May 1, 2004 and ended April 30, 2005. Gross domestic product (GDP) expanded at an estimated annualized rate of 3.6% as job growth helped buoy consumer spending and rising profits boosted business spending. Higher energy prices put something of a damper on growth as the period wore on, yet not enough to raise any serious concerns about the health of the current expansion.

Job growth dominated the economic news and drove consumer confidence readings that moved up and down, depending on the number of new jobs reported. Overall, consumers remained significantly more optimistic about prospects for the US economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace. Yet, business spending was not as robust as expected, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets.

BONDS DELIVER MODEST GAINS

The US bond market delivered solid returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher--and bond prices lower. That was not the case over the past 12 months. The yield on the 10-year Treasury note, a bellwether for the bond market, ended the period lower than where it began. After rising above 4.5%, the 10-year yield settled at around 4.2% at the end of the period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 5.26% for the 12-month period. Municipal bonds did even better as state revenues strengthened and fiscal constraints helped many states balance their budgets. The Lehman Municipal Bond Index returned 6.81%. High-yield bonds led the fixed income markets for much of the year, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 6.45%. However, in April, the sector was hard hit by news that GM and Ford bonds were likely to be downgraded to junk status. 1 High-yield bonds gave back a portion of their earlier gains in the final months of the period, and the riskiest high-yield bonds were hurt the most.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 2.75% in seven one-quarter percentage point steps during the period. 2 The Fed indicated early on that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. So far, it has kept its word. However, when it met in March, the Fed's remarks on the economy and inflation left the door open for more aggressive action.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index returned 6.34% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. Stocks retreated early in 2005 as rising energy prices and higher interest rates turned investors cautious once again. Small and mid-cap stocks did significantly better than large cap stocks until the final months of the period, when large-cap stocks pulled ahead. Value stocks led growth stocks by a significant margin.

1 On May 5, 2005 Standard & Poor's, a major bond rating agency, downgraded both GM and Ford bonds to junk status.

2     On May 3, 2005 the federal funds rate was raised to 3.0%.

PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

SALES CHARGE:        WITHOUT          WITH
-------------------------------------------
CLASS A              18,412          17,529
-------------------------------------------
CLASS B              18,084          18,084
-------------------------------------------
CLASS C              18,149          18,149
-------------------------------------------
CLASS Z              18,529           N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                    Columbia Corporate Bond Fund

VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

                                       LEHMAN BROTHERS
          CLASS A         CLASS A       INTERMEDIATE
       SHARES WITHOUT  SHARES WITH       GOVERNMENT/
        SALES CHARGE   SALES CHARGE   CREDIT BOND INDEX
       --------------  ------------   -----------------
            10000           9525           10000
            10356           9864           10302
            10430           9934           10371
            10397           9903           10372
            10513          10013           10466
            10607          10103           10542
            10733          10224           10659
            10876          10360           10798
            11002          10480           10912
            11078          10552           11006
            10905          10387           10877
            10838          10323           10821
            10779          10267           10784
            10753          10243           10775
            10881          10365           10889
            10908          10389           10922
            10891          10374           10931
            11053          10528           11082
            11272          10737           11279
            11458          10914           11428
            11345          10806           11354
            11372          10832           11399
            11385          10844           11420
            11271          10735           11342
            11418          10876           11474
            11513          10966           11569
            11629          11077           11675
            11917          11351           11912
            11821          11260           11852
            11983          11414           11990
            12125          11549           12123
            12162          11585           12149
            12267          11684           12247
            12434          11843           12407
            12408          11818           12397
            12446          11855           12437
            12495          11901           12499
            12615          12015           12590
            12709          12106           12671
            12733          12129           12715
            12960          12344           12915
            13271          12641           13239
            13210          12583           13226
            13221          12593           13224
            13269          12639           13277
            13331          12697           13350
            13068          12447           13154
            13155          12531           13253
            13179          12553           13294
            13042          12423           13191
            13002          12384           13201
            12964          12348           13189
            12951          12336           13199
            13090          12468           13322
            13103          12480           13357
            13088          12467           13373
            13028          12409           13329
            12990          12373           13279
            13119          12496           13388
            13292          12661           13527
            13226          12597           13496
            13200          12573           13518
            13439          12801           13756
            13548          12905           13860
            13712          13061           14024
            13794          13139           14152
            13851          13193           14217
            14070          13401           14410
            14347          13666           14675
            14572          13880           14916
            14695          13997           15056
            14780          14078           15172
            14694          13996           15132
            14763          14062           15217
            14818          14114           15274
            15144          14424           15591
            15301          14575           15747
            15485          14749           15977
            15787          15037           16242
            15580          14840           16080
            15505          14769           15991
            15591          14850           16075
            15714          14967           16202
            15432          14699           15955
            15710          14964           16219
            15872          15118           16381
            16017          15256           16522
            16223          15453           16717
            16551          15765           16966
            16922          16118           17269
            16810          16011           17202
            16707          15914           17186
            17122          16308           17561
            17105          16292           17561
            17378          16553           17809
            17392          16566           17827
            17536          16704           17962
            17973          17119           18323
            17928          17077           18310
            17288          16467           17812
            17337          16513           17855
            17813          16967           18307
            17608          16772           18135
            17642          16804           18160
            17772          16928           18318
            17915          17064           18439
            18090          17231           18627
            18233          17367           18772
            17743          16900           18327
            17661          16822           18245
            17693          16852           18300
            17840          16992           18453
            18152          17290           18762
            18201          17336           18793
            18332          17461           18919
            18147          17285           18747
            18310          17440           18875
            18427          17552           18911
            18328          17457           18807
            18211          17346           18709
            18412          17529           18937

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

--------------------------------------------------------------------------------
SHARE CLASS            A                  B                 C             Z
--------------------------------------------------------------------------------
INCEPTION           11/25/02          11/25/02          11/25/02       12/12/94
--------------------------------------------------------------------------------
SALES CHARGE    WITHOUT    WITH   WITHOUT    WITH    WITHOUT    WITH    WITHOUT
--------------------------------------------------------------------------------
1-YEAR           3.78     -1.12     3.01    -1.96     3.17      2.17     4.04
--------------------------------------------------------------------------------
5-YEAR           6.85      5.81     6.46     6.15     6.54      6.54     6.98
--------------------------------------------------------------------------------
10-YEAR          6.29      5.77     6.10     6.10     6.14      6.14     6.36

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

--------------------------------------------------------------------------------
SHARE CLASS            A                  B                 C             Z
--------------------------------------------------------------------------------
SALES CHARGE    WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH    WITHOUT
--------------------------------------------------------------------------------
1-YEAR          -0.13     -4.86    -0.87    -5.65    -0.72     -1.68     0.12
--------------------------------------------------------------------------------
5-YEAR           6.50      5.48     6.13     5.82     6.21      6.21     6.63
--------------------------------------------------------------------------------
10-YEAR          6.30      5.78     6.11     6.11     6.15      6.15     6.36

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class Z shares (the oldest existing fund class which shares were initially offered on December 12, 1994) for periods prior to their inception. These class Z shares include the returns for the Trust shares of the former Galaxy Corporate Bond Fund (the former Galaxy Fund), the predecessor to the fund, for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the fund. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

The returns for class Z shares include returns of Trust shares of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                    Columbia Corporate Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05


---------------------------------------------------------------------------------------------------------------
              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------
CLASS A     1,000.00     1,000.00        1,004.46     1,020.13        4.67         4.71              0.94
---------------------------------------------------------------------------------------------------------------
CLASS B     1,000.00     1,000.00        1,000.74     1,016.41        8.38         8.45              1.69
---------------------------------------------------------------------------------------------------------------
CLASS C     1,000.00     1,000.00        1,001.49     1,017.16        7.64         7.70              1.54
---------------------------------------------------------------------------------------------------------------
CLASS Z     1,000.00     1,000.00        1,005.70     1,021.37        3.43         3.46              0.69


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED APRIL 30, 2005, THE FUND'S CLASS A SHARES RETURNED 3.78% WITHOUT SALES CHARGE.

o SLIGHT DIFFERENCES IN PERFORMANCE AMONG THE FUND, ITS BENCHMARK AND PEER GROUP AVERAGE WERE DETERMINED BY THE EXTENT TO WHICH THEY OWNED LONG-TERM BONDS.

o THE FUND'S POSITION IN LONG-TERM BONDS HELPED IT OUTPERFORM ITS BENCHMARK. HOWEVER, WE BELIEVE THAT IT'S EXPOSURE TO LONG-TERM BONDS WAS SLIGHTLY LESS THAN THE AVERAGE FOR ITS PEER GROUP.

                   [UP ARROW]                 [UP ARROW]

                                           LEHMAN BROTHERS
                                             INTERMEDIATE
                                          GOVERNMENT/CREDIT
                 CLASS A SHARES               BOND INDEX

                     3.78%                      3.27%


The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds.

                                   OBJECTIVE
                              Seeks a high level of
                                 current income.

                                TOTAL NET ASSETS
                                 $182.4 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

CLASS A                     10.83
---------------------------------
CLASS B                     10.83
---------------------------------
CLASS C                     10.83
---------------------------------
CLASS Z                     10.83

DISTRIBUTIONS DECLARED PER SHARE
05/01/04 - 04/30/05 ($)

CLASS A                      0.48
---------------------------------
CLASS B                      0.39
---------------------------------
CLASS C                      0.41
---------------------------------
CLASS Z                      0.50

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                    Columbia Corporate Bond Fund

For the 12-month period ended April 30, 2005, Columbia Corporate Bond Fund class A shares delivered a total return of 3.78% without sales charge. By comparison, the Lehman Brothers Intermediate Government/Credit Bond Index returned 3.27%, while the Lipper Intermediate Investment Grade Debt Funds average returned 4.51%. 1 The slight differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned long-term bonds, because bonds with longer maturities outperformed shorter-term securities during the period.

AN ANOMALOUS PERIOD IN THE BOND MARKET

Although the Federal Reserve (the Fed) pushed short-term interest rates higher via a series of seven one-quarter percentage point adjustments, long-term bonds held or increased their value, with yields remaining steady or slightly down for the period. This pattern of performance was something of an anomaly for the fixed income markets, which have typically responded to Fed rate increases with higher rates across all maturity ranges.

In this environment, the fund's position in long-term bonds helped it outperform its benchmark. Approximately 14% of the fund's total assets were invested in long-term bonds and the Lehman Intermediate Government/Credit Bond Index has no long-term bond component. However, the fund's emphasis on intermediate-term bonds caused it to lose some ground to competing funds with longer average maturities.

SMALL SHIFTS AMONG MATURITIES AIDED PERFORMANCE

During the past year, we reduced the fund's exposure to bonds with 1-5 year maturities from 44% to 40%. We used these proceeds to increase holdings of the shortest-term bonds--those with maturities of one year or less--from 12% to just under 14%. We also raised exposure to 5- to 10-year bonds from 31% to 33% and long-term bonds from 13% to 14%. These small shifts had relatively no impact on the overall duration of the portfolio. (Duration is a measure of the fund's sensitivity to changing interest rates.) However, by reducing exposure to 1- to 5-year maturities, which were the worst performers, and increasing exposure to the longer maturities, which were the best performers, these moves helped relative performance.

We also did well to cut back slightly on government bonds, which underperformed corporate bonds up until the final months of the period, when investors began to worry about the impact of higher borrowing rates. Disappointing news from the auto sector also hurt

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

WE BELIEVE THAT THE COMBINATION OF HIGHER YIELDS AND SATISFACTORY ECONOMIC GROWTH BODE WELL FOR THE CORPORATE SECTOR.

PORTFOLIO STRUCTURE AS OF 04/30/05 (%)

CORPORATE FIXED-INCOME
  BONDS & NOTES                        82.6
-------------------------------------------
YANKEE BONDS                           12.9
-------------------------------------------
US GOVERNMENT AGENCIES &
  OBLIGATIONS                           2.3
-------------------------------------------
CASH EQUIVALENTS, NET OTHER
  ASSETS & LIABILITIES                  1.6
-------------------------------------------
MORTGAGE-BACKED SECURITIES              0.5
-------------------------------------------
ASSET-BACKED SECURITY                   0.1

MATURITY BREAKDOWN AS OF 04/30/05 (%)

0 - 1 YEAR                             13.5
-------------------------------------------
1 - 3 YEARS                            23.4
-------------------------------------------
3 - 5 YEARS                            16.4
-------------------------------------------
5 - 7 YEARS                            14.9
-------------------------------------------
7 - 10 YEARS                           17.7
-------------------------------------------
10 - 15 YEARS                           5.0
-------------------------------------------
15 - 20 YEARS                           0.9
-------------------------------------------
20 - 30 YEARS                           7.5
-------------------------------------------
30+ YEARS                               0.7

QUALITY BREAKDOWN AS OF 04/30/05 (%)

AAA                                     9.2
-------------------------------------------
AA                                     11.3
-------------------------------------------
A                                      43.3
-------------------------------------------
BAA                                    36.2

SEC YIELDS AS OF 04/30/05 (%)

CLASS A                                3.74
-------------------------------------------
CLASS B                                3.18
-------------------------------------------
CLASS C                                3.35
-------------------------------------------
CLASS Z                                4.18

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

________________________________________________________________________________
                                                    Columbia Corporate Bond Fund

corporate bonds late in the period. Within the corporate sector, we kept the fund's commitment to industrial bonds steady, but we decreased exposure to financial services bonds and increased utility bond exposure. Finance companies have often faced operational challenges in an environment of rising interest rates. The fact that financial company assets tend to be concentrated in bond portfolios that emphasize intermediate maturities was another cause for concern.

It is also worth noting that the fund's position in lower-rated securities increased during the period. Only part of the increase was the result of our decision to gain greater exposure to lower-rated securities; some of the increase reflected changes in the way certain bond indices are constructed.

PROSPECTS FOR CORPORATE SECTOR LINKED TO ECONOMIC GROWTH

Although the yield advantage of corporate bonds over Treasury bonds narrowed over the past 12 months, we believe that the combination of higher yields and satisfactory economic growth bode well for the corporate sector. As a result, we ended the period with the fund's commitment to corporate bonds at approximately 95%. Only about 2% of the fund's assets were invested in Treasury bonds at the end of the period.

[PHOTO OF DAVID L LINDSAY]

David Lindsay has managed Columbia Corporate Bond Fund since its inception in December 1994 and has been with the advisor or its predecessors or affiliate organizations since 1986.

/s/ David L Lindsay

The Board of Trustees of the Columbia Corporate Bond Fund has determined that the fund should be terminated and that the fund's net assets be distributed to shareholders in liquidation of the fund. The effective date of the termination will be in the second quarter of 2005.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates. When interest rates go up, bond prices typically drop, and vice versa.

PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

SALES CHARGE:        WITHOUT          WITH
-------------------------------------------
CLASS A              17,393          16,574
-------------------------------------------
CLASS B              16,562          16,562
-------------------------------------------
CLASS C              16,624          16,624
-------------------------------------------
CLASS G              16,642          16,642
-------------------------------------------
CLASS T              17,430          16,609
-------------------------------------------
CLASS Z              17,883           N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                    Columbia Intermediate Government Income Fund

VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

                                                            LEHMAN BROTHERS
           CLASS A       CLASS A       LEHMAN BROTHERS       INTERMEDIATE
       SHARES WITHOUT  SHARES WITH        AGGREGATE           GOVERNMENT/
        SALES CHARGE   SALES CHARGE      BOND INDEX              INDEX
       --------------  ------------   ----------------      ---------------
            10000          9525            10000                 10000
            10406          9912            10387                 10282
            10416          9922            10463                 10348
            10368          9876            10440                 10353
            10515         10015            10566                 10439
            10599         10095            10669                 10509
            10694         10186            10807                 10624
            10841         10326            10969                 10754
            10958         10437            11123                 10861
            11011         10488            11196                 10952
            10830         10315            11002                 10836
            10766         10255            10925                 10786
            10675         10168            10863                 10755
            10650         10144            10842                 10749
            10741         10231            10987                 10859
            10781         10269            11017                 10892
            10767         10256            10998                 10904
            10904         10386            11189                 11045
            11077         10551            11438                 11226
            11207         10675            11633                 11362
            11150         10620            11525                 11301
            11193         10662            11561                 11344
            11211         10679            11590                 11362
            11155         10625            11461                 11297
            11279         10743            11633                 11425
            11370         10830            11743                 11514
            11462         10918            11883                 11613
            11703         11147            12204                 11827
            11635         11082            12100                 11782
            11761         11202            12278                 11910
            11889         11324            12456                 12049
            11934         11367            12514                 12076
            12023         11451            12640                 12174
            12175         11597            12802                 12332
            12146         11569            12791                 12318
            12169         11591            12835                 12357
            12225         11644            12902                 12416
            12329         11743            13024                 12502
            12431         11841            13135                 12585
            12451         11860            13163                 12633
            12739         12134            13377                 12872
            13038         12419            13690                 13172
            12983         12367            13618                 13194
            12977         12360            13695                 13153
            13021         12403            13736                 13205
            13064         12443            13834                 13264
            12817         12208            13592                 13082
            12885         12273            13666                 13169
            12915         12301            13710                 13204
            12793         12186            13590                 13124
            12760         12154            13546                 13142
            12727         12122            13488                 13143
            12708         12104            13481                 13162
            12831         12222            13637                 13275
            12840         12230            13688                 13301
            12846         12236            13687                 13311
            12768         12162            13621                 13270
            12763         12157            13576                 13224
            12928         12313            13740                 13334
            13121         12498            13922                 13486
            13089         12467            13881                 13481
            13085         12463            13874                 13517
            13308         12676            14163                 13732
            13399         12763            14292                 13823
            13572         12927            14499                 13978
            13648         13000            14590                 14099
            13741         13088            14687                 14196
            13955         13292            14927                 14405
            14229         13553            15205                 14659
            14392         13709            15454                 14854
            14537         13847            15589                 14990
            14603         13909            15667                 15098
            14527         13837            15601                 15050
            14579         13887            15695                 15112
            14627         13933            15754                 15160
            14905         14197            16107                 15443
            15054         14339            16292                 15581
            15304         14577            16483                 15913
            15600         14859            16828                 16161
            15384         14654            16595                 15969
            15287         14561            16489                 15892
            15364         14634            16623                 15960
            15511         14775            16784                 16093
            15249         14525            16505                 15850
            15533         14795            16825                 16146
            15640         14897            16968                 16259
            15806         15055            17114                 16463
            16049         15287            17322                 16772
            16247         15475            17614                 16963
            16474         15692            17900                 17255
            16430         15649            17817                 17243
            16336         15560            17812                 17107
            16619         15829            18181                 17423
            16609         15820            18197                 17385
            16780         15983            18448                 17581
            16755         15959            18433                 17585
            16843         16043            18586                 17634
            17044         16234            18932                 17911
            16994         16187            18894                 17882
            16484         15701            18259                 17448
            16565         15778            18380                 17479
            16898         16096            18867                 17858
            16756         15960            18691                 17683
            16786         15989            18736                 17685
            16911         16107            18927                 17823
            17000         16193            19079                 17919
            17138         16324            19285                 18090
            17224         16406            19430                 18216
            16826         16027            18924                 17810
            16743         15948            18849                 17753
            16812         16013            18956                 17797
            16947         16142            19144                 17926
            17179         16363            19509                 18191
            17215         16397            19562                 18198
            17313         16491            19726                 18309
            17180         16364            19569                 18139
            17293         16472            19749                 18237
            17359         16534            19873                 18260
            17260         16440            19756                 18158
            17196         16379            19655                 18113
            17393         16574            19924                 18328

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Lehman Brothers Intermediate Government Index is an unmanaged index that tracks the performance of intermediate US government securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)


-------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                   B                  C                  G                   T            Z
-------------------------------------------------------------------------------------------------------------------------
INCEPTION            11/25/02             11/25/02          11/25/02            11/01/98            09/01/88     09/01/88
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH   WITHOUT
-------------------------------------------------------------------------------------------------------------------------
1-YEAR             3.38      -1.54     2.61     -2.38     2.76      1.76      2.81    -2.18      3.48     -1.44     3.64
-------------------------------------------------------------------------------------------------------------------------
5-YEAR             5.85       4.82     5.04      4.70     5.11      5.11      5.14     4.64      5.90      4.86     6.15
-------------------------------------------------------------------------------------------------------------------------
10-YEAR            5.69       5.18     5.17      5.17     5.21      5.21      5.23     5.23      5.71      5.20     5.99


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)


-------------------------------------------------------------------------------------------------------------------------
SHARE CLASS               A                   B                 C                   G                  T             Z
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT   WITH     WITHOUT     WITH   WITHOUT
-------------------------------------------------------------------------------------------------------------------------
1-YEAR            -0.17      -4.88    -0.91     -5.73    -0.76     -1.73     -0.71    -5.53     -0.07     -4.79     0.09
-------------------------------------------------------------------------------------------------------------------------
5-YEAR             5.56       4.53     4.74      4.41     4.82      4.82      4.84     4.34      5.60      4.58     5.85
-------------------------------------------------------------------------------------------------------------------------
10-YEAR            5.69       5.18     5.18      5.18     5.22      5.22      5.23     5.23      5.71      5.20     5.98


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for class A shares) and Retail B shares (for class B and class C shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the fund. The returns shown for Retail B shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the former Galaxy Fund (November 1, 1998). Class A, class B and class C shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class T and G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the former Galaxy Fund (November 1, 1998). Retail A shares were initially offered on September 1, 1988. Class G shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z share include returns of Trust shares of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                    Columbia Intermediate Government Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05


----------------------------------------------------------------------------------------------------------------
              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------
CLASS A     1,000.00     1,000.00        1,004.71     1,020.18         4.62         4.66              0.93
----------------------------------------------------------------------------------------------------------------
CLASS B     1,000.00     1,000.00        1,000.99     1,016.46         8.34         8.40              1.68
----------------------------------------------------------------------------------------------------------------
CLASS C     1,000.00     1,000.00        1,001.69     1,017.21         7.59         7.65              1.53
----------------------------------------------------------------------------------------------------------------
CLASS G     1,000.00     1,000.00        1,001.93     1,017.46         7.35         7.40              1.48
----------------------------------------------------------------------------------------------------------------
CLASS T     1,000.00     1,000.00        1,005.21     1,020.68         4.13         4.16              0.83
----------------------------------------------------------------------------------------------------------------
CLASS Z     1,000.00     1,000.00        1,005.95     1,021.42         3.38         3.41              0.68


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED APRIL 30, 2005, THE FUND'S CLASS A SHARES RETURNED 3.38% WITHOUT SALES CHARGE. THE FUND'S CLASS Z SHARES RETURNED 3.64%.

o THE FUND'S STRATEGIC POSITIONING, EMPHASIZING BOTH SHORT- AND LONG-TERM MATURITIES, HELPED IT OUTPERFORM ITS PRIMARY BENCHMARK.

o AN EMPHASIS ON MORTGAGE BONDS HELPED PERFORMANCE, BUT CORPORATE BONDS DETRACTED FROM THE FUND'S RELATIVE RETURN AS THE SECTOR CAME UNDER PRESSURE IN THE SECOND HALF OF THE PERIOD.

                     [UP ARROW]                    [UP ARROW]

                                                LEHMAN BROTHERS
                                                  INTERMEDIATE
                   CLASS A SHARES               GOVERNMENT INDEX

                       3.38%                          2.91%

The Lehman Brothers Intermediate Government Index is an unmanaged index that tracks the performance of intermediate US government securities.

                                   OBJECTIVE
                              Seeks a high level of
                            current income consistent
                          with prudent risk of capital.

                                TOTAL NET ASSETS
                                 $343.4 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

CLASS A                               10.40
-------------------------------------------
CLASS B                               10.40
-------------------------------------------
CLASS C                               10.40
-------------------------------------------
CLASS G                               10.40
-------------------------------------------
CLASS T                               10.40
-------------------------------------------
CLASS Z                               10.40

DISTRIBUTIONS DECLARED PER SHARE
05/01/04 - 04/30/05 ($)

CLASS A                                0.37
-------------------------------------------
CLASS B                                0.29
-------------------------------------------
CLASS C                                0.30
-------------------------------------------
CLASS G                                0.31
-------------------------------------------
CLASS T                                0.38
-------------------------------------------
CLASS Z                                0.39

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                    Columbia Intermediate Government Income Fund

For the 12-month period ended April 30, 2005, class A shares of Columbia Intermediate Government Income Fund returned 3.38% without sales charge. Class Z shares returned 3.64%. The fund outperformed its primary benchmark, the Lehman Brothers Intermediate Government Index, but underperformed its secondary benchmark, the Lehman Brothers Aggregate Bond Index, which returned 2.91% and 5.26%, respectively. Fund performance was in line with the 3.49% average return of funds included in the Lipper Intermediate US Government Funds Category. 1 Strategic positioning among maturities and sectors helped the fund outperform its primary benchmark, however it underperformed its secondary benchmark as corporate bonds came under pressure in the second half of the period and its corporate bond position detracted.

AS INTEREST RATES SHIFTED, "BARBELL" STRATEGY AIDED PERFORMANCE

With the Federal Reserve (the Fed) engaged in a course to raise short-term interest rates, the outlook for bonds was uncertain because interest rates and bond prices tend to move in opposite directions. In this environment, we emphasized bonds with maturities of two years or less and bonds with maturities of 10 years or more. This is called a "barbell" strategy because the fund's emphasis was on both ends of the maturity range, and it was a successful strategy in light of the changes in interest rates over the course of the year. Short-term bond yields rose, but long-term bond yields declined and gains from the fund's long-term positions more than offset price declines on short-term bonds.

MORTGAGE AND AGENCY BONDS ADDED TO RETURN

Exposure to mortgage-backed securities aided return relative to the fund's primary benchmark. The sector did well during the period, and the benchmark does not include mortgages. Within the mortgage sector, we shifted the fund's focus from 30-year to 15-year mortgages as evidence mounted that economic growth was slowing. Slower growth tends to bring mortgage rates down and ignite prepayment activity. When prepayments increase, mortgage bonds are vulnerable to prepayment and tend to lose value. However, shorter-term mortgage securities offer more protection against prepayment activity.

The fund's agency positions also made a positive contribution to performance. Discussions about increased government oversight and possible restructuring of agencies such as Fannie Mae helped the sector. We took advantage of the positive environment and lightened up on the fund's holdings, taking profits. We used some of the proceeds to increase the fund's exposure to mortgage securities and also added to Treasuries,

1 Lipper Inc., a widely respeTcted data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

WE PLAN TO MAINTAIN A RELATIVELY DEFENSIVE POSITIONING FOR THE FUND, WITH A CONTINUED FOCUS ON QUALITY.

PORTFOLIO STRUCTURE AS OF 04/30/05 (%)

US GOVERNMENT AGENCIES &
  OBLIGATIONS                          45.4
-------------------------------------------
MORTGAGE-BACKED SECURITIES             40.4
-------------------------------------------
CORPORATE FIXED-INCOME
  BONDS & NOTES                         6.4
-------------------------------------------
ASSET-BACKED SECURITIES                 3.7
-------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS     2.8
-------------------------------------------
CASH EQUIVALENTS, NET OTHER
  ASSETS & LIABILITIES                  1.3

MATURITY BREAKDOWN AS OF 04/30/05 (%)

0 - 1 YEAR                              5.4
-------------------------------------------
1 - 3 YEARS                            22.5
-------------------------------------------
3 - 5 YEARS                            25.0
-------------------------------------------
5 - 7 YEARS                            11.0
-------------------------------------------
7 - 10 YEARS                           18.8
-------------------------------------------
10 - 15 YEARS                           3.4
-------------------------------------------
15 - 20 YEARS                           9.8
-------------------------------------------
20 - 30 YEARS                           4.1

QUALITY BREAKDOWN AS OF 04/30/05 (%)

AAA                                    95.0
-------------------------------------------
A                                       3.1
-------------------------------------------
BAA                                     1.9

SEC YIELDS AS OF 04/30/05 (%)

CLASS A                                3.06
-------------------------------------------
CLASS B                                2.47
-------------------------------------------
CLASS C                                2.61
-------------------------------------------
CLASS G                                2.66
-------------------------------------------
CLASS T                                3.15
-------------------------------------------
CLASS Z                                3.46

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

________________________________________________________________________________
                                    Columbia Intermediate Government Income Fund

which we believed could benefit in an environment of slower economic growth. Within Treasuries, we emphasized longer maturities.

CORPORATE BONDS DELIVERED MIXED RESULTS

During the first half of the period, the fund enjoyed positive returns from its position in corporate bonds. However, in the second half of the period, the sector detracted from performance. We cut back exposure to corporate bonds in the second half, as they came under pressure from rising rates and negative news from the auto industry. We lightened the fund's exposure to cyclical industries and maintained positions in non-cyclical and consumer industries. The fund's emphasis on higher quality securities, which held back performance early in the period, turned out to be a plus as lower quality securities underperformed in the second half of the period.

LOOKING AHEAD

Although we do not anticipate a dramatic slowdown for the US economy, we do expect growth to continue to slow as the Fed continues to raise short-term interest rates. With that environment in mind, we plan to maintain a relatively defensive positioning for the fund with a continued focus on quality.

[PHOTO OF MARIE M. SCHOFIELD]

Marie M. Schofield has managed Columbia Intermediate Government Income Fund since December 1996 and has been with the advisor or its predecessors or affiliate organizations since 1990.

/s/ Marie M. Schofield

The Board of Trustees approved a proposal to merge the fund into Nations Intermediate Bond Fund, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the third quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates. When interest rates go up, bond prices typically drop, and vice versa.

PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

SALES CHARGE:       WITHOUT           WITH
-------------------------------------------
CLASS A              18,927          18,021
-------------------------------------------
CLASS B              18,053          18,053
-------------------------------------------
CLASS C              18,117          18,117
-------------------------------------------
CLASS G              17,924          17,924
-------------------------------------------
CLASS T              18,969          18,061
-------------------------------------------
CLASS Z              19,319           N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                 Columbia Quality Plus Bond Fund

VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

                                           LEHMAN BROTHERS
           CLASS A         CLASS A          INTERMEDIATE
       SHARES WITHOUT    SHARES WITH         GOVERNMENT/
        SALES CHARGE     SALES CHARGE     CREDIT BOND INDEX
       --------------    ------------     -----------------
           10000             9525              10000
           10527            10027              10419
           10599            10095              10502
           10539            10039              10461
           10694            10186              10595
           10817            10303              10703
           11004            10482              10861
           11212            10680              11040
           11391            10849              11202
           11422            10880              11272
           11208            10675              11033
           11078            10551              10940
           10948            10428              10865
           10917            10399              10846
           11046            10522              10990
           11068            10543              11016
           11024            10500              10988
           11219            10686              11184
           11470            10926              11444
           11667            11112              11655
           11546            10998              11525
           11546            10998              11539
           11555            11006              11563
           11434            10891              11426
           11592            11042              11593
           11694            11139              11701
           11829            11267              11841
           12193            11614              12203
           12044            11472              12067
           12227            11647              12256
           12412            11822              12452
           12469            11877              12518
           12597            11999              12650
           12773            12166              12828
           12732            12127              12802
           12766            12160              12842
           12811            12202              12906
           12964            12349              13044
           13105            12482              13177
           13102            12480              13188
           13437            12799              13445
           13810            13154              13830
           13696            13046              13731
           13722            13070              13814
           13761            13107              13848
           13843            13186              13947
           13460            12820              13615
           13519            12877              13683
           13538            12895              13717
           13369            12734              13576
           13277            12646              13534
           13226            12598              13496
           13201            12574              13485
           13316            12683              13606
           13326            12693              13642
           13297            12665              13633
           13192            12565              13550
           13204            12577              13546
           13397            12760              13716
           13647            12999              13914
           13578            12933              13846
           13536            12893              13834
           13789            13134              14116
           13910            13249              14266
           14113            13443              14467
           14165            13492              14522
           14260            13583              14613
           14533            13842              14863
           14851            14145              15156
           15032            14318              15411
           15181            14460              15569
           15239            14515              15641
           15095            14378              15524
           15151            14431              15614
           15219            14496              15689
           15560            14821              16079
           15744            14996              16285
           15941            15183              16435
           16328            15552              16852
           16060            15297              16576
           15938            15181              16445
           16035            15274              16565
           16186            15417              16706
           15843            15090              16367
           16134            15368              16684
           16294            15520              16838
           16451            15669              16981
           16715            15921              17185
           17056            16246              17569
           17427            16599              17947
           17251            16431              17775
           17163            16347              17786
           17578            16743              18257
           17548            16715              18257
           17811            16965              18582
           17783            16938              18558
           17989            17135              18756
           18378            17505              19289
           18300            17431              19212
           17578            16743              18407
           17688            16848              18528
           18194            17330              19116
           17985            17131              18873
           18012            17156              18924
           18165            17302              19111
           18318            17448              19285
           18503            17624              19520
           18636            17751              19700
           18108            17248              19095
           18016            17160              18998
           18094            17234              19076
           18255            17388              19278
           18565            17683              19687
           18624            17740              19756
           18768            17876              19927
           18606            17723              19706
           18791            17898              19915
           18916            18018              20054
           18801            17908              19922
           18707            17818              19783
           18927            18021              20080

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)


-------------------------------------------------------------------------------------------------------------------------
SHARE CLASS               A                   B                 C                   G                  T            Z
-------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/01/98           11/01/98           11/25/02             03/04/96          12/14/90      12/14/90
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH   WITHOUT
-------------------------------------------------------------------------------------------------------------------------
1-year             4.52      -0.49     3.74     -1.20     3.89      2.91      3.94    -1.00      4.62     -0.39     4.78
-------------------------------------------------------------------------------------------------------------------------
5-year             6.86       5.82     6.08      5.76     6.16      6.16      6.20     5.72      6.90      5.86     7.13
-------------------------------------------------------------------------------------------------------------------------
10-year            6.59       6.07     6.09      6.09     6.12      6.12      6.01     6.01      6.61      6.09     6.81


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)


-------------------------------------------------------------------------------------------------------------------------
SHARE CLASS               A                  B                   C                  G                  T            Z
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH   WITHOUT
-------------------------------------------------------------------------------------------------------------------------
1-year             0.39      -4.35    -0.35     -5.11    -0.21     -1.16     -0.16    -4.91      0.49     -4.26     0.64
-------------------------------------------------------------------------------------------------------------------------
5-year             6.50       5.47     5.73      5.41     5.80      5.80      5.85     5.36      6.55      5.52     6.77
-------------------------------------------------------------------------------------------------------------------------
10-year            6.62       6.10     6.12      6.12     6.16      6.16      6.05     6.05      6.64      6.13     6.84


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the former Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares for periods prior to the date of inception include the returns of Prime B shares of the former Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares). The returns shown for class C shares also include the returns of Retail A shares of the former Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (March 4, 1996). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class T and G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the former Galaxy Fund (March 4, 1996). Retail A shares of the former Galaxy Fund were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                 Columbia Quality Plus Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05


----------------------------------------------------------------------------------------------------------------
             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)       DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------
Class A     1,000.00     1,000.00        1,008.38     1,020.33         4.48         4.51              0.90
----------------------------------------------------------------------------------------------------------------
Class B     1,000.00     1,000.00        1,004.71     1,016.61         8.20         8.25              1.65
----------------------------------------------------------------------------------------------------------------
Class C     1,000.00     1,000.00        1,005.41     1,017.36         7.46         7.50              1.50
----------------------------------------------------------------------------------------------------------------
Class G     1,000.00     1,000.00        1,005.65     1,017.60         7.21         7.25              1.45
----------------------------------------------------------------------------------------------------------------
Class T     1,000.00     1,000.00        1,008.88     1,020.83         3.98         4.01              0.80
----------------------------------------------------------------------------------------------------------------
Class Z     1,000.00     1,000.00        1,009.62     1,021.57         3.24         3.26              0.65


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

SUMMARY

o FOR THETT 12-MONTH PERIOD ENDED APRIL 30, 2005, THE FUND'S CLASS A SHARES RETURNED 4.52%, WITHOUT SALES CHARGE. THE FUND'S CLASS Z SHARES RETURNED 4.78%.

o THE FUND UNDERPERFORMED A BLEND OF ITS TWO BENCHMARKS, THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

o STRATEGIC POSITIONING AMONG MATURITIES AIDED PERFORMANCE. EXPOSURE TO CORPORATE BONDS DETRACTED FROM PERFORMANCE.

                     [UP ARROW]                    [UP ARROW]

                                                 LEHMAN BROTHERS
                                                   GOVERNMENT/
                   CLASS A SHARES              CREDIT BOND INDEX

                       4.52%                          5.13%

The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US Government and corporate bonds rated investment grade or better, with maturities of at least one year.

                                   OBJECTIVE
                              Seeks a high level of
                            current income consistent
                          with prudent risk of capital.

                                TOTAL NET ASSETS
                                $1,011.4 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

CLASS A                               10.81
-------------------------------------------
CLASS B                               10.81
-------------------------------------------
CLASS C                               10.81
-------------------------------------------
CLASS G                               10.81
-------------------------------------------
CLASS T                               10.81
-------------------------------------------
CLASS Z                               10.81

DISTRIBUTIONS DECLARED PER SHARE
05/01/04 - 04/30/05 ($)

CLASS A                                0.60
-------------------------------------------
CLASS B                                0.52
-------------------------------------------
CLASS C                                0.54
-------------------------------------------
CLASS G                                0.54
-------------------------------------------
CLASS T                                0.62
-------------------------------------------
CLASS Z                                0.63

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                 Columbia Quality Plus Bond Fund

For the 12-month period ended April 30, 2005, class A shares of Columbia Quality Plus Bond Fund returned 4.52% without sales charge. By comparison, the Lehman Brothers Government/Credit Bond Index returned 5.13%, the Lehman Brothers Aggregate Bond Index returned 5.26% and the average return of the Lipper Corporate Debt Funds A Rated Category was 4.86%. The fund underperformed a blend of its two benchmarks and also underperformed its peer group. (We blend the benchmarks in judging performance because the fund invests in a mix of corporate government bonds.) Strategic positioning among maturities helped performance as the Federal Reserve (the Fed) embarked on a series of short-term interest rate increases. The fund's relatively heavy exposure to corporate bonds aided return in the first half of the period, but detracted from overall return as the sector retreated in the second half of the period.

AS INTEREST RATES CHANGED, FUND'S STRATEGIC POSITIONING AIDED RETURN

In June 2004, the Fed began to raise a key short-term interest rate--the federal funds rate-in an effort to manage economic growth and control inflation. Over the course of the 12-month period, seven rate hikes brought the federal funds rate from 1.0% to 2.75%. In this environment, we concentrated the fund's positions in bonds with maturities of two years or less and bonds with maturities of 10 years or more-a strategy called "barbelling." This strategy was beneficial to performance because the impact of the Fed's rate hikes was felt most by short- to intermediate-term bonds. Long-term yields held steady or declined, and gains from the fund's longer-term positions more than offset price declines on short-term bonds.

CORPORATE BONDS DELIVERED MIXED RESULTS

During the first half of the period, the fund enjoyed positive returns from corporate bonds. However, in the second half of the period, the sector came under pressure and the fund's overweight in corporate bonds plus its exposure to the auto sector detracted from performance. Slowing economic growth had a negative impact on corporate bonds, in general. However, the downgrade of General Motors (GM) and Ford Motor bonds, which occurred near the end of the period, added to their decline. The fund was underweight relative to its indices in GM, and we reduced our position during the period. However, the fund was overweight in Ford Motor.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 04/30/05 (%)

GENERAL MOTORS                          0.1
-------------------------------------------
FORD MOTOR*                             0.0

Your fund is actively managed and the composition of its portfolio will change over time. Sector breakdown, holdings discussed and maturity breakdown are calculated as a percentage of net assets.

*     Ford Motor accounted for 0.04% of net assets.

PORTFOLIO STRUCTURE AS OF 04/30/05 (%)

U.S. GOVERNMENT AGENCIES
  & OBLIGATIONS                        25.9
-------------------------------------------
CORPORATE FIXED-INCOME
  BONDS & NOTES                        33.5
-------------------------------------------
MORTGAGE-BACKED SECURITIES             24.3
-------------------------------------------
ASSET-BACKED SECURITIES                 7.9
-------------------------------------------
FOREIGN GOVERNMENT BONDS                2.8
-------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS     3.7
-------------------------------------------
CASH EQUIVALENTS, NET OTHER
  ASSETS & LIABILITIES                  1.8
-------------------------------------------
MUNICIPAL BOND                          0.1

MATURITY BREAKDOWN AS OF 04/30/05 (%)

0 - 1 YEAR                              6.7
-------------------------------------------
1 - 3 YEARS                            20.7
-------------------------------------------
3 - 5 YEARS                            22.8
-------------------------------------------
5 - 7 YEARS                            11.9
-------------------------------------------
7 - 10 YEARS                           21.5
-------------------------------------------
10 - 15 YEARS                           0.8
-------------------------------------------
15 - 20 YEARS                           4.2
-------------------------------------------
20 - 30 YEARS                          11.4

QUALITY BREAKDOWN AS OF 04/30/05 (%)

AAA                                    66.8
-------------------------------------------
AA                                      3.1
-------------------------------------------
A                                      16.2
-------------------------------------------
BAA                                    13.9

SEC YIELDS AS OF 04/30/05 (%)

CLASS A                                3.44
-------------------------------------------
CLASS B                                2.91
-------------------------------------------
CLASS C                                3.05
-------------------------------------------
CLASS G                                3.05
-------------------------------------------
CLASS T                                3.52
-------------------------------------------
CLASS Z                                3.85

The 30-day SEC yields reflect the portfolio's earning power net of expenses,expressed as an annualized percentage of the public offering price at the end of the period. Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

________________________________________________________________________________
                                                 Columbia Quality Plus Bond Fund

MORTGAGE, ASSET-BACKED AND AGENCY BONDS AIDED PERFORMANCE

The fund's exposure to both mortgage- and asset-backed securities was higher than its benchmarks, which aided performance because both sectors did well during the period. Within the mortgage sector, we shifted the fund's focus from 30-year to 15-year mortgages as evidence mounted that economic growth was slowing. Historically, mortgage rates have declined when the economy has slowed, which makes it more likely that the number of homeowners refinancing their mortgages will increase. However, shorter term mortgages offer a degree of protection against refinancing activity because they are less likely to be repaid than longer-term mortgages. The fund's position in asset-backed securities, which offer a yield advantage over Treasuries, also paid off for the fund.

In the first half of the period, the fund was also overweight in agency securities. Discussions about increased government oversight and possible restructuring of agencies such as Fannie Mae helped the sector. We took advantage of the positive environment and lightened up on the fund's holdings in the second half of the period, taking profits. We used some of the proceeds to increase the fund's exposure to mortgage securities. We also added to Treasuries, which we believed could benefit in an environment of slower economic growth. Within Treasuries, we emphasized longer maturities.

LOOKING AHEAD

Although we do not anticipate a dramatic slowdown for the US economy, we do expect growth to continue to slow as the Fed continues to raise short-term interest rates. With that environment in mind, we plan to maintain a relatively defensive positioning for the fund, with a slightly reduced focus on corporates and a continued focus on quality, which helped cushion the fund in the second half of the period.

[PHOTO OF MARIE M. SCHOFIELD]

Marie M. Schofield has managed Columbia Quality Plus Bond Fund since February 1996 and has been with the advisor or its predecessors or affiliate organizations since February 1990.

/s/ Marie M. Schofield

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates. When interest rates go up, bond prices typically drop, and vice versa.

FINANCIAL STATEMENTS ___________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds


                                            A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                                            ----------------------------------------------------------------------
                  INVESTMENT PORTFOLIO      The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of
                                            concentration and diversification.

                                            ----------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES      This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                            ----------------------------------------------------------------------
               STATEMENT OF OPERATIONS      This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of
                                            Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                            ----------------------------------------------------------------------
    STATEMENT OF CHANGES IN NET ASSETS      This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                            ----------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS      These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                            ----------------------------------------------------------------------
                  FINANCIAL HIGHLIGHTS      The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).


INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005                                      Columbia Corporate Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - 95.5%

BASIC MATERIALS - 4.0%

   CHEMICALS - 1.7%
      du Pont (E.I.) Nemours & Co.
          6.875% 10/15/09                    1,000,000       1,102,090
      Eastman Chemical Co.
          3.250% 06/15/08                      475,000         459,035
          6.300% 11/15/18                      120,000         130,422
      Praxair, Inc.
          2.750% 06/15/08                    1,500,000       1,440,135
                                                         -------------
                                       Chemicals Total       3,131,682

   FOREST PRODUCTS & PAPER - 1.8%
      Domtar, Inc.
          5.375% 12/01/13                      445,000         416,413
      Mead Corp.
          6.840% 03/01/37                    1,000,000       1,106,460
      Union Camp Corp.
          7.000% 08/15/06                    1,240,000       1,281,143
      Weyerhaeuser Co.
          6.750% 03/15/12                      500,000         533,595
                                                         -------------
                         Forest Products & Paper Total       3,337,611

   METALS & MINING - 0.5%
      Alcoa, Inc.
          7.375% 08/01/10                      700,000         792,120
                                                         -------------
                                 Metals & Mining Total         792,120
                                                         -------------
                                 BASIC MATERIALS TOTAL       7,261,413

COMMUNICATIONS - 9.3%

   MEDIA - 3.4%
      Clear Channel Communications, Inc.
          4.250% 05/15/09                      500,000         478,085
      Comcast Cable Communications, Inc.
          6.875% 06/15/09                      500,000         543,405
      COX Communications, Inc.
          7.750% 11/01/10                      800,000         901,880
      News America, Inc.
          4.750% 03/15/10                      200,000         201,734
      Tele-Communications-TCI Group
          7.250% 08/01/05                      500,000         504,465
      Time Warner Entertainment Co.
          8.375% 03/15/23                    1,000,000       1,255,610
      Viacom, Inc.
          5.625% 05/01/07                      320,000         326,624
          6.625% 05/15/11                      500,000         536,535
      Walt Disney Co.
          6.375% 03/01/12                    1,250,000       1,362,750
                                                         -------------
                                           Media Total       6,111,088

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

   TELECOMMUNICATION SERVICES - 5.9%
      BellSouth Corp.
          4.200% 09/15/09                      300,000         296,361
          6.550% 06/15/34                    1,000,000       1,106,430
      British Telecommunications PLC
          8.375% 12/15/10                    1,000,000       1,173,050
      Cingular Wireless LLC
          5.625% 12/15/06                      500,000         513,095
      Deutsche Telekom
          International Finance
          8.250% 06/15/05                      500,000         502,600
      France Telecom
          8.000% 03/01/11                      275,000         322,152
          8.750% 03/01/31                      120,000         162,857
      GTE Southwest, Inc.
          6.000% 01/15/06                    1,000,000       1,015,850
      SBC Communications, Inc.
          5.750% 05/02/06                      850,000         864,518
          6.250% 03/15/11                      240,000         258,662
      Sprint Capital Corp.
          6.375% 05/01/09                      300,000         318,675
          6.900% 05/01/19                      505,000         565,090
          7.625% 01/30/11                      160,000         180,648
      Telecom Italia Capital SA
          4.000% 11/15/08                    1,000,000         985,810
      Telstra Corp., Ltd.
          6.375% 04/01/12                      750,000         827,632
      TELUS Corp.
          7.500% 06/01/07                      500,000         530,585
      Verizon Virginia, Inc.
          4.625% 03/15/13                      530,000         512,907
      Verizon Wireless Capital LLC
          5.375% 12/15/06                      350,000         357,095
      Vodafone Group PLC
          4.625% 07/15/18                      335,000         321,148
                                                         -------------
                      Telecommunication Services Total      10,815,165
                                                         -------------
                                  COMMUNICATIONS TOTAL      16,926,253

CONSUMER CYCLICAL - 7.1%

   AUTO MANUFACTURERS - 0.7%
      DaimlerChrysler N.A. Holding Corp.
          4.050% 06/04/08                      500,000         481,970
      General Motors Corp.
          7.125% 07/15/13                    1,000,000         793,600
                                                         -------------
                              Auto Manufacturers Total       1,275,570

   AUTO PARTS & EQUIPMENT - 0.3%
      Johnson Controls, Inc.
          4.875% 09/15/13                      500,000         497,175
                                                         -------------
                          Auto Parts & Equipment Total         497,175
   HOUSEWARES - 0.1%
      Newell Rubbermaid, Inc.
          6.000% 03/15/07                      300,000         308,988
                                                         -------------
                                      Housewares Total         308,988

                            See Accompanying Notes to Financial Statements. | 15

________________________________________________________________________________
April 30, 2005                                      Columbia Corporate Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   LEISURE TIME - 0.3%
      Carnival Corp.
          3.750% 11/15/07                      500,000         493,670
                                                         -------------
                                    Leisure Time Total         493,670

   RETAIL - 5.1%
      AutoZone, Inc.
          4.750% 11/15/10                    1,000,000         975,570
      Costco Wholesale Corp.
          5.500% 03/15/07                    1,200,000       1,232,580
      Limited Brands, Inc.
          6.125% 12/01/12                    1,500,000       1,542,645
      May Department Stores Co.
          6.700% 09/15/28                      305,000         328,040
          7.450% 10/15/16                    1,000,000       1,138,610
      McDonald's Corp.
          5.950% 01/15/08                    1,000,000       1,043,790
      Target Corp.
          3.375% 03/01/08                      200,000         195,834
          5.950% 05/15/06                    1,000,000       1,022,060
      Wal-Mart Stores, Inc.
          4.150% 06/15/05                    1,000,000       1,000,950
      Wendy's International, Inc.
          6.200% 06/15/14                      750,000         805,110
                                                         -------------
                                          Retail Total       9,285,189

   TEXTILES - 0.6%
      Cintas Corp.
          6.000% 06/01/12                    1,000,000       1,076,970
                                                         -------------
                                        Textiles Total       1,076,970
                                                         -------------
                               CONSUMER CYCLICAL TOTAL      12,937,562

CONSUMER NON-CYCLICAL - 16.7%

   AGRICULTURE - 0.6%
      Cargill, Inc.
          6.375% 06/01/12 (a)                1,000,000       1,100,570
                                                         -------------
                                     Agriculture Total       1,100,570

   BEVERAGES - 3.0%
      Anheuser-Busch Companies, Inc.
          6.000% 04/15/11                    1,287,000       1,382,187
      Brown-Forman Corp.
          3.000% 03/15/08                    1,235,000       1,193,343
      Coca-Cola Co.
          5.750% 03/15/11                      500,000         533,320
      Coca-Cola Enterprises, Inc.
          6.950% 11/15/26                      491,000         585,842
      Diageo Capital PLC
          3.500% 11/19/07                      500,000         492,555
          6.125% 08/15/05                    1,290,000       1,299,610
                                                         -------------
                                       Beverages Total       5,486,857

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

   BIOTECHNOLOGY - 0.5%
      Amgen, Inc.
          4.000% 11/18/09(a)                 1,000,000         985,060
                                                         -------------
                                   Biotechnology Total         985,060

   COMMERCIAL SERVICES - 0.3%
      Cendant Corp.
          6.875% 08/15/06                      100,000         103,481
      Hertz Corp.
          4.700% 10/02/06                      400,000         396,324
                                                         -------------
                             Commercial Services Total         499,805

   COSMETICS/PERSONAL CARE - 2.5%
      Colgate-Palmolive Co.
          5.980% 04/25/12                    1,300,000       1,414,270
      Estee Lauder Companies, Inc.
          6.000% 01/15/12                    1,000,000       1,085,980
      Gillette Co.
          4.125% 08/30/07                    1,000,000       1,005,100
      Procter & Gamble Co.
          6.875% 09/15/09                    1,000,000       1,104,650
                                                         -------------
                         Cosmetics/Personal Care Total       4,610,000

   FOOD - 5.4%
      Campbell Soup Co.
          5.000% 12/03/12                    1,500,000       1,530,510
      ConAgra Foods, Inc.
          6.750% 09/15/11                      500,000         556,140
      Hershey Foods Corp.
          7.200% 08/15/27                      330,000         419,585
      Kellogg Co.
          2.875% 06/01/08                      330,000         316,378
          6.000% 04/01/06                    1,000,000       1,019,270
      Kroger Co.
          6.200% 06/15/12                    1,000,000       1,061,360
      Safeway, Inc.
          6.150% 03/01/06                      750,000         763,102
      Sara Lee Corp.
          6.250% 09/15/11                    1,000,000       1,080,450
      Sysco Corp.
          4.750% 07/30/05                      400,000         401,384
          6.500% 08/01/28                      968,000       1,141,040
      Unilever Capital Corp.
          6.875% 11/01/05                    1,500,000       1,524,900
                                                         -------------
                                            Food Total       9,814,119

   HEALTHCARE PRODUCTS - 1.7%
      Baxter International, Inc.
          5.250% 05/01/07                    1,500,000       1,528,305
      Becton Dickinson & Co.
          4.550% 04/15/13                      200,000         197,536
          4.900% 04/15/18                      100,000          98,514
          6.700% 08/01/28                    1,000,000       1,172,480
                                                         -------------
                             Healthcare Products Total       2,996,835

16 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005                                      Columbia Corporate Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   HEALTHCARE SERVICES - 0.5%
      WellPoint, Inc.
          3.750% 12/14/07 (a)                1,000,000         985,000
                                                         -------------
                             Healthcare Services Total         985,000

   HOUSEHOLD PRODUCTS/WARES - 0.1%
      Avery Dennison Corp.
          4.875% 01/15/13                      180,000         182,497
                                                         -------------
                        Household Products/Wares Total         182,497

   PHARMACEUTICALS - 2.1%
      Cardinal Health, Inc.
          4.000% 06/15/15                      200,000         182,220
      Medco Health Solutions, Inc.
          7.250% 08/15/13                      500,000         555,145
      Merck & Co., Inc.
          5.250% 07/01/06                    1,000,000       1,016,160
      Pharmacia Corp.
          6.500% 12/01/18                    1,000,000       1,146,760
      Wyeth
          4.375% 03/01/08                    1,000,000         998,700
                                                         -------------
                                 Pharmaceuticals Total       3,898,985
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL      30,559,728

DIVERSIFIED - 0.5%

   HOLDING COMPANIES-DIVERSIFIED - 0.5%
      Alliant Energy Resources, Inc.
          9.750% 01/15/13                      380,000         492,476
      Hutchison Whampoa International Ltd.
          6.250% 01/24/14 (a)                  325,000         344,968
                                                         -------------
                   Holding Companies-Diversified Total         837,444
                                                         -------------
                                     DIVERSIFIED TOTAL         837,444

ENERGY - 8.5%

   OIL & GAS - 6.9%
      Amerada Hess Corp.
          6.650% 08/15/11                      250,000         268,390
          7.875% 10/01/29                      500,000         598,945
      Atlantic Richfield Co.
          10.875% 07/15/05                     500,000         507,535
      BP Capital Markets PLC
          2.350% 06/15/06                    1,000,000         985,420
      Canadian Natural Resources Ltd.
          4.900% 12/01/14                    1,000,000         980,690
      ChevronTexaco Capital Co.
          3.375% 02/15/08                      600,000         589,542
      ConocoPhillips Holding Co.
          6.950% 04/15/29                    1,000,000       1,219,370

                                              PAR ($)       VALUE ($)
----------------------------------------------------------------------

      Devon Energy Corp.
          2.750% 08/01/06                      580,000         570,859
      EnCana Corp.
          4.600% 08/15/09                      500,000         501,930
      Enterprise Products Operating LP
          5.600% 10/15/14                      300,000         302,013
      EOG Resources, Inc.
          6.700% 11/15/06                      385,000         399,111
      Gazprom International SA
          7.201% 02/01/20 (a)                1,300,000       1,348,750
      Marathon Oil Corp.
          6.000% 07/01/12                      750,000         808,275
      Petro-Canada
          4.000% 07/15/13                      565,000         527,077
      Sunoco, Inc.
          7.750% 09/01/09                      500,000         558,135
      Texaco Capital, Inc.
          5.500% 01/15/09                      745,000         781,572
      Tosco Corp.
          8.125% 02/15/30                      500,000         684,965
      XTO Energy, Inc.
          4.900% 02/01/14                    1,000,000         986,130
                                                         -------------
                                       Oil & Gas Total      12,618,709

   OIL & GAS SERVICES - 0.4%
      Baker Hughes, Inc.
          6.000% 02/15/09                      200,000         210,548
          6.250% 01/15/09                      500,000         530,400
                                                         -------------
                              Oil & Gas Services Total         740,948
   PIPELINES - 1.2%
      Buckeye Partners LP
          5.300% 10/15/14                      100,000         101,350
      Consolidated Natural Gas Co.
          5.375% 11/01/06                      250,000         254,888
      Kinder Morgan, Inc.
          6.500% 09/01/12                    1,000,000       1,090,490
      Texas Eastern Transmission LP
          7.300% 12/01/10                      633,000         716,239
                                                         -------------
                                       Pipelines Total       2,162,967
                                                         -------------
                                          ENERGY TOTAL      15,522,624

FINANCIALS - 25.0%

   BANKS - 11.1%
      Bank of America Corp.
          4.875% 01/15/13 (b)                1,090,000       1,098,796
      Bank One Corp.
          7.875% 08/01/10                    1,000,000       1,149,590
      Bank One N.A.
          3.700% 01/15/08                      350,000         346,069
      Branch Banking & Trust Co.
          4.875% 01/15/13                    1,000,000       1,004,230
      Comerica, Inc.
          7.250% 08/01/07                      500,000         531,600

                            See Accompanying Notes to Financial Statements. | 17

________________________________________________________________________________
April 30, 2005                                      Columbia Corporate Bond Fund

                                              PAR ($)       VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   BANKS - (CONTINUED)
      DEPFA Deutsche Pfandbriefbank AG
          3.375% 10/05/07 (a)                1,000,000         987,970
      Deutsche Bank Financial LLC
          5.375% 03/02/15                      550,000         574,183
      HSBC Bank USA
          4.625% 04/01/14                      250,000         245,828
      Key Bank N.A.
          4.100% 06/30/05                    1,000,000       1,001,530
      KFW
          7.000% 06/23/05                    1,000,000       1,004,940
      KFW International Finance
          2.500% 10/17/05                    1,000,000         996,190
      Korea Development Bank
          3.875% 03/02/09                    1,000,000         974,830
      Landwirtschaftliche Rentenbank
          3.375% 11/15/07                      750,000         740,775
      Marshall & Ilsley Bank
          6.375% 09/01/11                    1,015,000       1,112,389
      Mellon Funding Corp.
          7.500% 06/15/05                      750,000         753,712
      Oesterreichische Kontrollbank AG
          5.500% 01/20/06                    1,000,000       1,013,860
      Rabobank Capital Funding Trust
          5.254% 12/31/16 (a)(c)               375,000         384,739
      Regions Financial Corp.
          7.000% 03/01/11                      250,000         280,398
      Royal Bank of Scotland Group PLC
          5.000% 10/01/14                      500,000         499,700
          6.400% 04/01/09                    1,000,000       1,074,150
      SunTrust Bank
          5.450% 12/01/17                      300,000         310,281
          7.250% 09/15/06                      500,000         522,265
      US Bancorp
          3.125% 03/15/08                      200,000         194,288
          5.100% 07/15/07                      250,000         255,543
      US Bank N.A.
          6.300% 02/04/14                    1,000,000       1,105,490
      Wachovia Corp.
          4.950% 11/01/06                    1,000,000       1,015,550
      Wells Fargo & Co.
          5.900% 05/21/06                      500,000         510,635
      Wells Fargo Bank N.A.
          6.450% 02/01/11                      500,000         546,495
                                                         -------------
                                           Banks Total      20,236,026

   DIVERSIFIED FINANCIAL SERVICES - 8.1%
      Bear Stearns Companies, Inc.
          2.875% 07/02/08                      750,000         717,150
      Capital One Bank
          4.250% 12/01/08                      100,000          99,377
          5.125% 02/15/14                      500,000         497,430
          5.750% 09/15/10                      395,000         413,020

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

      Caterpillar Financial Services Corp.
          2.350% 09/15/06                      500,000         489,835
          2.700% 07/15/08                    1,000,000         952,860
      Citigroup, Inc.
          6.625% 09/15/05                      250,000         252,993
          6.875% 06/01/25                    1,000,000       1,179,510
      Countrywide Home Loans, Inc.
          2.875% 02/15/07                    1,000,000         976,850
      Ford Motor Credit Co.
          7.375% 02/01/11                      500,000         470,290
      General Electric Capital Corp.
          5.000% 02/15/07                      250,000         254,128
      Goldman Sachs Group, Inc.
          6.600% 01/15/12                      500,000         549,255
      HSBC Finance Corp.
          6.375% 10/15/11                      635,000         691,064
      International Lease Finance Corp.
          4.000% 01/17/06                      375,000         375,836
      John Hancock Global Funding II
          5.000% 07/27/07 (a)                  750,000         762,660
      JPMorgan Chase & Co.
          5.250% 05/30/07                      500,000         510,725
          6.750% 02/01/11                      700,000         771,134
      Lehman Brothers Holdings, Inc.
          4.000% 01/22/08                      325,000         322,897
      Morgan Stanley
          5.300% 03/01/13                      500,000         509,985
          6.100% 04/15/06                    1,000,000       1,020,550
          7.750% 06/15/05                      750,000         754,050
      National Rural Utilities Cooperative
          Finance Corp.
          6.000% 05/15/06                      200,000         204,410
      Textron Financial Corp.
          2.750% 06/01/06                      500,000         493,770
      USAA Capital Corp.
          3.130% 12/15/05 (a)                1,500,000       1,496,355
                                                         -------------
                  Diversified Financial Services Total      14,766,134

   INSURANCE - 3.8%
      Allstate Corp.
          5.000% 08/15/14                      500,000         504,490
          7.875% 05/01/05                    1,403,000       1,403,182
      American International Group, Inc.
          2.875% 05/15/08                    1,000,000         957,370
      GE Global Insurance Holding Corp.
          6.450% 03/01/19                    1,000,000       1,055,510
      Genworth Financial, Inc.
          4.750% 06/15/09                      500,000         506,530
      Marsh & McLennan Companies, Inc.
          5.375% 03/15/07                    1,500,000       1,522,965
      MetLife Global Funding I
          3.375% 10/05/07 (a)                1,000,000         977,080
                                                         -------------
                                       Insurance Total       6,927,127

18 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005                                      Columbia Corporate Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   REAL ESTATE - 0.4%
      EOP Operating LP
          5.875% 01/15/13                      375,000         390,675
          7.000% 07/15/11                      375,000         413,288
                                                         -------------
                                     Real Estate Total         803,963

   SAVINGS & LOANS - 1.6%
      Golden West Financial Corp.
          4.125% 08/15/07                    1,000,000       1,001,080
      Sovereign Bancorp, Inc.
          3.203% 08/25/06 (d)                  500,000         499,895
      Washington Mutual, Inc.
          3.441% 01/15/10 (d)                  300,000         299,958
          7.500% 08/15/06                    1,000,000       1,044,630
                                                         -------------
                                 Savings & Loans Total       2,845,563
                                                         -------------
                                      FINANCIALS TOTAL      45,578,813

INDUSTRIALS - 9.7%

   AEROSPACE/DEFENSE - 3.1%
      BAE Systems Holdings, Inc.
          6.400% 12/15/11 (a)                  350,000         382,686
      Boeing Capital Corp.
          4.750% 08/25/08                      755,000         763,645
          5.800% 01/15/13                      250,000         265,785
          6.100% 03/01/11                      500,000         538,750
      General Dynamics Corp.
          2.125% 05/15/06                    1,250,000       1,229,262
      Lockheed Martin Corp.
          8.200% 12/01/09                      500,000         577,975
      Raytheon Co.
          6.500% 07/15/05                      270,000         271,534
      United Technologies Corp.
          4.875% 11/01/06                      500,000         506,880
          6.350% 03/01/11                      950,000       1,041,894
                                                         -------------
                               Aerospace/Defense Total       5,578,411

   BUILDING MATERIALS - 0.5%
      Martin Marietta Materials, Inc.
          6.875% 04/01/11                      250,000         279,320
      Masco Corp.
          4.625% 08/15/07                      120,000         121,110
      York International Corp.
          6.625% 08/15/06                      500,000         513,620
                                                         -------------
                              Building Materials Total         914,050

   ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
          Emerson Electric Co.
          5.850% 03/15/09                    1,000,000       1,051,810
          7.875% 06/01/05                      500,000         501,670
                                                         -------------
               Electrical Components & Equipment Total       1,553,480

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

   ENVIRONMENTAL CONTROL - 0.1%
      Waste Management, Inc.
          5.000% 03/15/14                      200,000         201,162
                                                         -------------
                           Environmental Control Total         201,162

   HAND/MACHINE TOOLS - 0.3%
      Black & Decker Corp.
          4.750% 11/01/14                      500,000         488,520
                                                         -------------
                              Hand/Machine Tools Total         488,520

   MACHINERY-DIVERSIFIED - 0.6%
      Deere & Co.
          7.850% 05/15/10                    1,000,000       1,149,480
                                                         -------------
                           Machinery-Diversified Total       1,149,480

   MISCELLANEOUS MANUFACTURING - 1.3%
      3M Co.
          6.375% 02/15/28                    1,250,000       1,457,750
      General Electric Co.
          5.000% 02/01/13                      950,000         965,323
                                                         -------------
                     Miscellaneous Manufacturing Total       2,423,073

   PACKAGING & CONTAINERS - 0.1%
      Bemis Co., Inc.
          6.500% 08/15/08                      250,000         266,830
                                                         -------------
                          Packaging & Containers Total         266,830

   TRANSPORTATION - 2.8%
      Burlington Northern Santa Fe Corp.
          6.125% 03/15/09                    1,000,000       1,059,670
      CSX Corp.
          3.050% 08/03/06 (d)                  715,000         715,000
      Norfolk Southern Corp.
          6.200% 04/15/09                      985,000       1,044,612
      Union Pacific Corp.
          3.625% 06/01/10                      750,000         713,363
          6.400% 02/01/06                      601,000         611,614
      United Parcel Service, Inc.
          8.375% 04/01/30
          (7.620% 04/01/20) (e)                670,000         959,071
                                                         -------------
                                  Transportation Total       5,103,330
                                                         -------------
                                     INDUSTRIALS TOTAL      17,678,336

TECHNOLOGY - 1.6%

   COMPUTERS - 1.0%
      International Business Machines Corp.
          4.125% 06/30/05                      500,000         500,710
          4.250% 09/15/09                      450,000         449,338
      Sungard Data Systems, Inc.
          3.750% 01/15/09                    1,000,000         922,500
                                                         -------------
                                       Computers Total       1,872,548

   SOFTWARE - 0.6%
      First Data Corp.
          3.375% 08/01/08                    1,000,000         972,760
                                                         -------------
                                        Software Total         972,760
                                                         -------------
                                      TECHNOLOGY TOTAL       2,845,308

                            See Accompanying Notes to Financial Statements. | 19

________________________________________________________________________________
April 30, 2005                                      Columbia Corporate Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

UTILITIES - 13.1%

   ELECTRIC - 11.8%
      Boston Edison Co.
          4.875% 04/15/14                    1,000,000       1,008,450
      Carolina Power & Light Co.
          5.125% 09/15/13                      495,000         505,004
      CenterPoint Energy Houston
          Electric LLC
          5.700% 03/15/13                      250,000         263,615
      Commonwealth Edison Co.
          6.150% 03/15/12                      400,000         436,172
      Consolidated Edison Co. of New York
          5.875% 04/01/33                      500,000         547,900
          7.150% 12/01/09                    1,250,000       1,391,087
      Consumers Energy Co.
          5.650% 04/15/20                      245,000         250,253
      Crockett Cogeneration
          5.869% 03/30/25 (a)                1,000,000       1,019,770
      Dominion Resources, Inc.
          5.125% 12/15/09                      110,000         112,608
          7.625% 07/15/05                      500,000         504,185
      Duke Energy Corp.
          5.625% 11/30/12                      500,000         524,050
      Energy East Corp.
          5.750% 11/15/06                      500,000         512,250
      FirstEnergy Corp.
          5.500% 11/15/06                      100,000         101,859
          6.450% 11/15/11                      500,000         537,440
      Florida Power & Light Co.
          5.625% 04/01/34                      575,000         611,403
      Florida Power Corp.
          5.100% 12/01/15                      430,000         440,316
      FPL Group Capital, Inc.
          7.625% 09/15/06                    1,000,000       1,048,510
      Hydro Quebec
          8.875% 03/01/26                    1,000,000       1,477,530
      Indiana Michigan Power Co.
          5.050% 11/15/14                      490,000         495,258
          6.125% 12/15/06                      500,000         516,170
      MidAmerican Energy Holdings Co.
          3.500% 05/15/08                      800,000         775,088
      Niagara Mohawk Power Corp.
          7.750% 05/15/06                      500,000         520,160
      Nisource Finance Corp.
          6.150% 03/01/13                      385,000         414,445
      Oncor Electric Delivery Co.
          6.375% 05/01/12                      200,000         217,810
          6.375% 01/15/15                      415,000         456,463
          7.000% 09/01/22                      250,000         289,410
      Ontario Electricity Financial Corp.
          6.100% 01/30/08                    1,000,000       1,052,230
      Pacific Gas & Electric Co.
          4.200% 03/01/11                      500,000         489,970

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

      PacifiCorp
          6.375% 05/15/08                    1,000,000       1,056,530
      Peco Energy Co.
          3.500% 05/01/08                      210,000         206,413
      Potomac Electric Power
          6.250% 10/15/07                    1,000,000       1,046,230
      Progress Energy, Inc.
          5.850% 10/30/08                      500,000         520,310
      Public Service Co. of Colorado
          4.875% 03/01/13                      250,000         253,187
      Southern Power Co.
          6.250% 07/15/12                      245,000         263,951
      Tampa Electric Co.
          6.375% 08/15/12                      250,000         270,620
      TransAlta Corp.
          5.750% 12/15/13                      500,000         518,605
      Union Electric Co.
          4.750% 04/01/15                    1,000,000         999,370
                                                         -------------
                                        Electric Total      21,654,622

   GAS - 1.3%
      AGL Capital Corp.
          4.450% 04/15/13                    1,000,000         957,460
      Atmos Energy Corp.
          4.000% 10/15/09                      540,000         527,132
          5.125% 01/15/13                      350,000         352,572
      Michigan Consolidated Gas
          5.000% 10/01/19                      500,000         509,900
                                                         -------------
                                             Gas Total       2,347,064
                                                         -------------
                                       UTILITIES TOTAL      24,001,686

                          TOTAL CORPORATE FIXED-INCOME
                                         BONDS & NOTES
                                (cost of $167,988,932)     174,149,167

GOVERNMENT AGENCIES & OBLIGATIONS - 2.3%

U.S.  GOVERNMENT AGENCIES & OBLIGATIONS - 2.3%
      Federal Home Loan Mortgage Corp.
          5.250% 01/15/06                    1,000,000       1,012,068
      Guaranteed Export Trust
          5.230% 05/15/05                       42,545          42,562
      U.S. Treasury Bond
          12.000% 08/15/13                     200,000         250,406
      U.S. Treasury Notes
          2.500% 09/30/06                    1,000,000         985,820
          4.625% 05/15/06                      500,000         506,133
          5.750% 11/15/05                      400,000         405,359
          6.500% 02/15/10                      500,000         556,582
          6.750% 05/15/05                      510,000         510,638
                                                         -------------
                             U.S.  GOVERNMENT AGENCIES
                                   & OBLIGATIONS TOTAL       4,269,568
                                                         -------------
                                      TOTAL GOVERNMENT
                                AGENCIES & OBLIGATIONS
                                  (cost of $4,397,152)       4,269,568

20 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005                                      Columbia Corporate Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 0.5%

AGENCY COLLATERALIZED MORTGAGE OBLIGATION - 0.0%
      Federal National Mortgage Association
          5.000% 08/01/10                       18,098          18,104
                                                         -------------
                         AGENCY COLLATERLIZED MORTGAGE
                                      OBLIGATION TOTAL          18,104

MORTGAGE-BACKED OBLIGATIONS - 0.5%
      Federal Home Loan Mortgage Corp.
          6.000% 09/01/23                       65,814          68,018
          7.000% 02/01/17-02/01/23              42,605          45,166
      Federal National Mortgage Association
          6.000% 11/01/23                      346,165         357,956
          6.500% 03/01/28                       26,960          28,123
          7.500% 11/01/07-06/01/13             112,776         118,164
      Government National Mortgage Association
          6.000% 05/20/28-03/15/29             144,790         149,615
          6.500% 03/15/29                       95,130          99,721
          7.500% 09/15/29                        9,604          10,319
          8.000% 05/15/22                        7,781           8,448
          9.000% 12/15/08                        5,955           6,257
                                                         -------------
                     MORTGAGE-BACKED OBLIGATIONS TOTAL         891,787
                                                         -------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                                    (cost of $834,839)         909,891

ASSET-BACKED SECURITY - 0.1%
      Credit-Based Asset Servicing & Security
          3.190% 05/25/35 (c)                  160,963         160,984
                                                         -------------
                           TOTAL ASSET-BACKED SECURITY
                                    (cost of $160,984)         160,984

SHORT-TERM OBLIGATION - 0.7%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      04/29/05, due 05/02/05 at 2.760%,
      collateralized by a U.S. Treasury
      Bond maturing 08/15/29, market
      value of $1,371,553 (repurchase
      proceeds $1,342,309)                   1,342,000       1,342,000
                                                         -------------
                           TOTAL SHORT-TERM OBLIGATION
                                  (cost of $1,342,000)       1,342,000

                             TOTAL INVESTMENTS - 99.1%
                            (COST OF $174,723,907) (f)     180,831,610

                OTHER ASSETS & LIABILITIES, NET - 0.9%       1,583,898

                                   NET ASSETS - 100.0%     182,415,508

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to $10,775,608, which represents 5.9% of net assets.

(b)   Investments in affiliates for the year ended April 30, 2005:

      Security Name:
        Bank of America Corp.
        4.875%, 01/15/13
      Par at 04/30/04:                        $ 1,090,000
      Par at 04/30/05:                        $ 1,090,000
      Net realized gain or loss:              $        --
      Interest income earned:                 $    53,138
      Value at end of period:                 $ 1,098,796

(c) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(d) Floating rate note. The interest rate shown reflects the rate as of April 30, 2005.

(e) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)   Cost for federal income tax purposes is $176,276,139.

      At April 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
      HOLDINGS BY REVENUE SOURCE (UNAUDITED)                NET ASSETS
      --------------------------------------                ----------
      Corporate Fixed-Income Bonds & Notes                     95.5%
      Government Agencies & Obligations                         2.3
      Mortgage-Backed Securities                                0.5
      Asset-Backed Security                                     0.1
      Short-Term Obligation                                     0.7
      Other Assets & Liabilities, Net                           0.9
                                                              -----
                                                              100.0%
                                                              =====

                            See Accompanying Notes to Financial Statements. | 21

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005                      Columbia Intermediate Government Income Fund

                                              PAR($)       VALUE ($)
----------------------------------------------------------------------

GOVERNMENT AGENCIES & OBLIGATIONS - 45.4%

U.S.  GOVERNMENT AGENCIES & OBLIGATIONS - 45.4%
      Federal Home Loan Mortgage Corp.
          3.600% 07/07/10                    3,550,000       3,431,565
          3.875% 01/12/09                   28,500,000      28,164,697
          4.000% 09/22/09                    2,000,000       1,969,570
          5.000% 01/30/14                    7,825,000       7,801,353
      Federal National Mortgage Association
          2.000% 01/15/06                    7,500,000       7,422,990
          2.375% 02/15/07                   19,000,000      18,518,350
          2.500% 01/30/07                    5,000,000       4,887,250
          3.250% 11/15/07                    3,000,000       2,949,300
          3.375% 12/15/08                    3,000,000       2,925,420
          4.375% 10/15/06                    1,700,000       1,714,136
          5.500% 02/15/06                    4,000,000       4,057,848
      Small Business Administration
          6.000% 09/01/18                    3,059,424       3,182,812
      U.S. Treasury Bonds
          5.375% 02/15/31                   10,640,000      12,017,380
          12.000% 08/15/13                     600,000         751,219
      U.S. Treasury Notes
          2.875% 11/30/06                   27,905,000      27,610,686
          3.000% 11/15/07                      850,000         835,855
          3.625% 01/15/10                    7,140,000       7,060,232
          4.000% 02/15/15                    5,865,000       5,769,922
          4.250% 11/15/14                    7,250,000       7,273,787
          5.750% 08/15/10                    7,025,000       7,633,653
                                                         -------------
                             U.S.  GOVERNMENT AGENCIES
                                   & OBLIGATIONS TOTAL     155,978,025
                                                         -------------
                                      TOTAL GOVERNMENT
                                AGENCIES & OBLIGATIONS
                                (cost of $156,365,431)     155,978,025

MORTGAGE-BACKED SECURITIES - 40.4%

AGENCYCOLLATERALIZED MORTGAGE OBLIGATIONS - 13.2%
      Federal Home Loan Mortgage Corp.
          5.000% 12/01/13-08/15/16           4,826,377       4,877,237
      Federal National Mortgage Association
          4.717% 08/25/12                    5,000,000       5,024,008
          6.600% 11/01/07                      756,705         789,042
      Government National
          Mortgage Association
          4.374% 04/16/33                    3,000,000       2,960,859
      Small Business Administration
          4.340% 03/01/24                    9,593,933       9,314,773
          4.500% 03/01/23                    2,577,660       2,538,791
          4.890% 09/01/22                    3,631,973       3,654,759
          5.180% 05/01/24                    3,923,210       3,991,986
          5.240% 08/01/23                    3,908,530       3,991,417
          5.310% 08/01/22                    4,249,298       4,353,541
          5.660% 07/01/22                    3,650,518       3,792,202
                                                         -------------
                                 AGENCY COLLATERALIZED
                            MORTGAGE OBLIGATIONS TOTAL      45,288,615

                                              PAR($)       VALUE ($)
----------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 27.2%
      Federal Home Loan Mortgage Corp.
          4.000% 05/15/14                    5,000,000       4,956,916
          5.500% 02/01/18-03/01/33           2,167,352       2,220,297
          6.500% 04/01/32                      668,895         695,806
          7.000% 12/01/10                      103,848         109,241
          7.500% 10/01/29                      251,555         270,198
          TBA:
          5.000% 05/17/20-05/12/35 (a)       5,000,000       5,001,564
          6.000% 05/12/35 (a)                4,515,000       4,633,519
      Federal National Mortgage Association
          5.000% 05/01/09-07/25/16           2,845,851       2,871,476
          5.240% 09/01/12                    2,508,060       2,600,094
          6.000% 04/01/11-12/01/31           3,275,124       3,397,703
          6.120% 10/01/08                    1,380,185       1,363,199
          6.500% 05/01/11-09/01/31           1,838,370       1,915,964
          6.565% 12/01/07                      854,736         891,584
          7.500% 10/01/15                       81,266          85,742
          7.785% 02/01/19                    2,913,793       3,196,837
          8.000% 07/01/07-05/01/30             668,207         728,254
          10.000% 10/01/20-12/01/20            580,954         657,648
          TBA:
          4.500% 05/15/20 (a)                2,750,000       2,719,920
          5.000% 05/17/20-05/12/35 (a)       9,400,000       9,318,656
          5.500% 05/12/35 (a)               21,400,000      21,600,625
          6.000% 05/17/20-05/12/35 (a)       7,260,000       7,463,154
          6.500% 05/12/35 (a)                5,650,000       5,874,237
      Government National Mortgage
        Association
          3.375% 04/20/22 (b)                  513,508         520,280
          3.750% 07/20/21 (b)                  120,007         121,486
          4.486% 10/16/25                    1,500,000       1,496,964
          4.763% 01/16/25                    4,550,000       4,589,867
          5.500% 12/15/13-06/15/14           1,438,806       1,486,636
          6.500% 06/15/11-07/15/14             975,068       1,027,108
          7.000% 09/15/13-12/15/28             587,701         623,679
          7.500% 02/15/27-09/15/29             806,624         866,675
          8.500% 01/15/06                        1,771           1,730
          9.000% 11/15/17                      111,700         121,650
                                                         -------------
                      MORTGAGE-BACKED SECURITIES TOTAL      93,428,709
                                                         -------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                                (cost of $137,362,815)     138,717,324

CORPORATE FIXED-INCOME BONDS & NOTES - 6.4%

BASIC MATERIALS - 0.1%
   CHEMICALS - 0.1%
      Dow Chemical Co.
          6.000% 10/01/12                      340,000         366,098
                                                         -------------
                                       Chemicals Total         366,098
                                                         -------------
                                 BASIC MATERIALS TOTAL         366,098

22 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005                      Columbia Intermediate Government Income Fund

                                              PAR($)       VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

COMMUNICATIONS - 1.0%
   TELECOMMUNICATIONS - 1.0%
      British Telecommunications PLC
          8.875% 12/15/30                      500,000         681,955
      SBC Communications, Inc.
          4.125% 09/15/09                    1,610,000       1,584,481
      Verizon Global Funding Corp.
          7.750% 12/01/30                    1,000,000       1,242,780
                                                         -------------
                              Telecommunications Total       3,509,216
                                                         -------------
                                  COMMUNICATIONS TOTAL       3,509,216

FINANCIALS - 3.7%
   BANKS - 0.6%
      Comerica, Inc.
          7.250% 08/01/07                    2,000,000       2,126,400
                                                         -------------
                                           Banks Total       2,126,400

   DIVERSIFIED FINANCIAL SERVICES - 3.1%
      Countrywide Home Loans, Inc.
          4.125% 09/15/09                    1,905,000       1,865,224
      Ford Motor Credit Co.
          7.375% 02/01/11                    2,440,000       2,295,015
      General Electric Capital Corp.
          3.130% 12/15/09 (b)                2,565,000       2,569,899
      HSBC Finance Corp.
          3.080% 11/16/09 (b)                1,650,000       1,656,765
      Private Export Funding Corp.
          5.340% 03/15/06                    2,000,000       2,028,100
                                                         -------------
                  Diversified Financial Services Total      10,415,003
                                                         -------------
                                      FINANCIALS TOTAL      12,541,403

UTILITIES - 1.6%
   ELECTRIC - 1.6%
      Carolina Power & Light Co.
          5.125% 09/15/13                    1,100,000       1,122,231
      Consolidated Edison Co. of New York
          7.150% 12/01/09                    1,600,000       1,780,592
      Duke Energy Corp.
          5.300% 10/01/15                    2,400,000       2,466,096
                                                         -------------
                                        Electric Total       5,368,919
                                                         -------------
                                       UTILITIES TOTAL       5,368,919
                                                         -------------
                          TOTAL CORPORATE FIXED-INCOME
                                         BONDS & NOTES
                                 (cost of $21,836,850)      21,785,636

                                              PAR($)       VALUE ($)
----------------------------------------------------------------------

ASSET-BACKED SECURITIES - 3.7%
      Centex Home Equity
          2.293% 11/25/27                    2,366,803       2,330,094
      Chase Manhattan Auto Owner Trust
          2.830% 09/15/10                    1,725,000       1,678,736
      CitiFinancial Mortgage Securities, Inc.
          2.645% 04/25/34                    2,500,000       2,391,850
      Countrywide Home Equity
          Loan Trust
          3.174% 01/15/34 (c)                1,955,097       1,956,390
      Equity One ABS, Inc.
          3.360% 07/25/34 (c)                1,932,374       1,938,828
      Residential Asset Mortgage
          Products, Inc.
          2.870% 08/25/30 (c)                2,575,000       2,507,715
                                                         -------------
                         TOTAL ASSET-BACKED SECURITIES
                                 (cost of $13,050,757)      12,803,613

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
      First Horizon Alternative
          Mortgage Securities
          6.000% 01/25/35                    1,716,532       1,753,900
      JPMorgan Mortgage Trust
          5.000% 07/25/34 (c)                1,812,167       1,788,827
      Rural Housing Trust
          6.330% 04/01/26                      543,759         542,057
                                                         -------------
                               COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL       4,084,784

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
      JPMorgan Chase Commercial
          Mortgage Securities Corp.
          4.134% 10/15/37 (c)                3,297,399       3,243,289
      LB-UBS Commercial Mortgage Trust
          5.124% 11/15/32 (c)                2,315,000       2,360,536
                                                         -------------
                            COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES TOTAL       5,603,825
                                                         -------------
                                  TOTAL COLLATERALIZED
                                  MORTGAGE OBLIGATIONS
                                  (cost of $9,743,246)       9,688,609

                            See Accompanying Notes to Financial Statements. | 23

________________________________________________________________________________
April 30, 2005                      Columbia Intermediate Government Income Fund

                                              PAR($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 17.2%

U.S. GOVERNMENT AGENCIES- 16.3%
      Federal Home Loan Bank
          2.710% 05/12/05 (d)                2,920,000       2,917,582
          2.730% 05/12/05-05/17/05 (d)      15,355,000      15,339,310
      Federal National Mortgage Association
          2.660% 05/15/05 (d)               37,700,000      37,669,358
                                                         -------------
                        U.S. GOVERNMENT AGENCIES TOTAL      55,926,250

REPURCHASE AGREEMENT - 0.9%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      04/29/05, due 05/02/05 at 2.760%,
      collateralized by a U.S.Treasury
      Bond maturing 08/15/22, market
      value of $3,230,538 (repurchase
      proceeds $3,166,728)                   3,166,000       3,166,000
                                                         -------------
                          TOTAL SHORT-TERM OBLIGATIONS
                                 (cost of $59,092,250)      59,092,250

                            TOTAL INVESTMENTS - 115.9%
                            (COST OF $397,451,349) (e)     398,065,457

             OTHER ASSETS & LIABILITIES, NET - (15.9)%     (54,680,331)

                                   NET ASSETS - 100.0%     343,385,126

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:

(a)   Security purchased on a delayed delivery basis.

(b) Floating rate note. The interest rate shown reflects the rate as of April 30, 2005.

(c) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(d)   The rate shown represents the annualized yield at the date of purchase.

(e)   Cost for federal income tax purposes is $397,929,915.

      At April 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
      HOLDINGS BY REVENUE SOURCE (UNAUDITED)                NET ASSETS
      --------------------------------------                ----------
      Government Agencies & Obligations                        45.4%
      Mortgage-Backed Securities                               40.4
      Corporate Fixed-Income Bonds & Notes                      6.4
      Asset-Backed Securities                                   3.7
      Collateralized Mortgage Obligations                       2.8
      Short-Term Obligations                                   17.2
      Other Assets & Liabilities, Net                         (15.9)
                                                              -----
                                                              100.0%
                                                              =====

       ACRONYM                       NAME
       -------                 ---------------
         TBA                   To Be Announced

24 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005                                   Columbia Quality Plus Bond Fund

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - 33.5%

BASIC MATERIALS - 1.0%

   CHEMICALS - 0.5%
      Dow Chemical Co.
          6.000% 10/01/12                      825,000         888,327
      Eastman Chemical Co.
          6.300% 11/15/18                    1,700,000       1,847,645
          7.000% 04/15/12                    2,140,000       2,374,287
                                                         -------------
                                       Chemicals Total       5,110,259

   FOREST PRODUCTS & PAPER - 0.3%
      Westvaco Corp.
          8.200% 01/15/30                    2,860,000       3,643,211
                                                         -------------
                         Forest Products & Paper Total       3,643,211

    METALS & MINING - 0.2%
      Alcoa, Inc.
          6.500% 06/01/11                    1,500,000       1,649,880
                                                         -------------
                                 Metals & Mining Total       1,649,880
                                                         -------------
                                 BASIC MATERIALS TOTAL      10,403,350

COMMUNICATIONS - 4.5%

   MEDIA - 1.1%
      Comcast Cable Communications, Inc.
          8.375% 03/15/13                    1,219,000       1,479,488
      Gannett Co., Inc.
          5.500% 04/01/07                    1,100,000       1,128,127
      Time Warner, Inc.
          6.875% 05/01/12                    4,985,000       5,559,571
          7.625% 04/15/31                    2,300,000       2,813,360
      Viacom, Inc.
          7.150% 05/20/05                       75,000          75,125
                                                         -------------
                                           Media Total      11,055,671

   TELECOMMUNICATION SERVICES - 3.4%
      BellSouth Corp.
          2.919% 11/15/07 (a)                2,500,000       2,499,950
      British Telecommunications PLC
          8.875% 12/15/30                    1,925,000       2,625,527
      Cingular Wireless SV
          8.125% 05/01/12                    3,645,000       4,315,461
      Deutsche Telekom International
          Finance BV
          8.750% 06/15/30                    2,430,000       3,264,049
      New England Telephone &
          Telegraph
          7.650% 06/15/07                    3,000,000       3,186,360
      Pacific Bell
          7.125% 03/15/26                    1,400,000       1,619,142
      SBC Communications, Inc.
          4.125% 09/15/09                    2,220,000       2,184,813
      Sprint Capital Corp.
          6.000% 01/15/07                    1,450,000       1,490,991
          6.875% 11/15/28                    3,800,000       4,221,876
      Verizon Global Funding Corp.
          6.875% 06/15/12                    2,905,000       3,259,352

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

      Vodafone Group PLC
          3.950% 01/30/08                    4,350,000       4,314,982
          5.375% 01/30/15                    1,580,000       1,630,339
                                                         -------------
                      Telecommunication Services Total      34,612,842
                                                         -------------
                                  COMMUNICATIONS TOTAL      45,668,513

CONSUMER CYCLICAL - 1.6%

   AUTO MANUFACTURERS - 0.9%
      DaimlerChrysler N.A. Holding Corp.
          3.450% 09/10/07 (a)                5,180,000       5,129,391
          8.500% 01/18/31                    2,135,000       2,443,999
      Ford Motor Co.
          7.450% 07/16/31                      495,000         403,940
      General Motors Corp.
          8.375% 07/15/33                    1,275,000         966,335
                                                         -------------
                              Auto Manufacturers Total       8,943,665

   RETAIL - 0.5%
      Office Depot, Inc.
          6.250% 08/15/13                    2,145,000       2,253,901
      Target Corp.
          6.350% 01/15/11                    1,700,000       1,854,122
      Wal-Mart Stores, Inc.
          7.550% 02/15/30                    1,070,000       1,414,476
                                                         -------------
                                          Retail Total       5,522,499
                                                         -------------

   TEXTILES - 0.2%
      Cintas Corp.
          6.000% 06/01/12                    2,000,000       2,153,940
                                                         -------------
                                        Textiles Total       2,153,940
                                                         -------------
                               CONSUMER CYCLICAL TOTAL      16,620,104

CONSUMER NON-CYCLICAL - 3.3%

   AGRICULTURE - 0.2%
      Cargill, Inc.
          6.375% 06/01/12 (b)                2,000,000       2,201,140
                                                         -------------
                                     Agriculture Total       2,201,140

   BEVERAGES - 1.0%
      Coca-Cola Enterprises, Inc.
          7.125% 08/01/17                    1,650,000       1,935,202
      Diageo Capital PLC
          6.125% 08/15/05                    5,000,000       5,037,250
      Pepsi Bottling Group, Inc.
          7.000% 03/01/29                    2,600,000       3,142,126
                                                         -------------
                                       Beverages Total      10,114,578

   COMMERCIAL SERVICES - 0.2%
      Hertz Corp.
          4.700% 10/02/06                    2,455,000       2,432,439
                                                         -------------
                             Commercial Services Total       2,432,439

                            See Accompanying Notes to Financial Statements. | 25

________________________________________________________________________________
April 30, 2005                                   Columbia Quality Plus Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   COSMETICS/PERSONAL CARE - 0.4%
      Colgate-Palmolive Co.
          5.340% 03/27/06                    1,100,000       1,116,302
      Gillette Co.
          4.000% 06/30/05                    2,400,000       2,402,544
                                                         -------------
                         Cosmetics/Personal Care Total       3,518,846

   FOOD - 1.3%
      Kroger Co.
          7.500% 04/01/31                    1,715,000       2,008,231
          8.000% 09/15/29                    2,555,000       3,103,405
      Safeway, Inc.
          5.625% 08/15/14                    2,255,000       2,285,285
      Sara Lee Corp.
          6.250% 09/15/11                    2,405,000       2,598,482
      Sysco Corp.
          4.750% 07/30/05                      350,000         351,211
      Unilever Capital Corp.
          7.125% 11/01/10                    2,000,000       2,261,420
                                                         -------------
                                            Food Total      12,608,034

   HEALTHCARE PRODUCTS - 0.2%
      Becton Dickinson & Co.
          6.700% 08/01/28                    1,750,000       2,051,840
                                                         -------------
                             Healthcare Products Total       2,051,840
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL      32,926,877

DIVERSIFIED - 0.5%

   HOLDING COMPANIES-DIVERSIFIED - 0.5%
      Alliant Energy Resources, Inc.
          9.750% 01/15/13                      900,000       1,166,391
      Hutchison Whampoa International Ltd.
          6.250% 01/24/14 (b)                4,000,000       4,245,760
                                                         -------------
                   Holding Companies-Diversified Total       5,412,151
                                                         -------------
                                     DIVERSIFIED TOTAL       5,412,151

ENERGY - 2.0%

   OIL & GAS - 1.5%
      Conoco Funding Co.
          5.450% 10/15/06                    3,000,000       3,062,550
      Devon Financing Corp.
          7.875% 09/30/31                    3,035,000       3,861,522
      Marathon Oil Corp.
          6.000% 07/01/12                    2,680,000       2,888,236
      Occidental Petroleum Corp.
          8.450% 02/15/29                    3,295,000       4,559,489
      XTO Energy, Inc.
          5.000% 01/31/15                    1,425,000       1,408,741
                                                         -------------
                                       Oil & Gas Total      15,780,538

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

   PIPELINES - 0.5%
      Consolidated Natural Gas Co.
          5.375% 11/01/06                    1,750,000       1,784,212
      Kinder Morgan, Inc.
          5.150% 03/01/15                    3,210,000       3,195,812
                                                         -------------
                                       Pipelines Total       4,980,024
                                                         -------------
                                          ENERGY TOTAL      20,760,562

FINANCIALS - 12.9%

   BANKS - 4.4%
      Bank One Corp.
          7.875% 08/01/10                    1,835,000       2,109,498
      Comerica, Inc.
          7.250% 08/01/07                    1,130,000       1,201,416
      DEPFA Deutsche Pfandbriefbank AG
          3.375% 10/05/07 (b)                3,000,000       2,963,910
      Deutsche Bank Financial LLC
          5.375% 03/02/15                    2,460,000       2,568,166
      Marshall & Ilsley Bank
          6.375% 09/01/11                    3,000,000       3,287,850
      Mellon Funding Corp.
          6.375% 02/15/10                    2,645,000       2,859,959
      National City Corp.
          5.750% 02/01/09                    3,000,000       3,138,510
      Northern Trust Co.
          6.300% 03/07/11                    2,700,000       2,982,339
      Oesterreichische Kontrollbank AG
          5.125% 03/20/07                    6,075,000       6,212,903
      Rabobank Capital Funding Trust
          5.254% 12/31/16 (b)(c)             1,465,000       1,503,046
      SunTrust Bank
          7.250% 09/15/06                    2,000,000       2,089,060
      Suntrust Bank/Central Florida
          6.900% 07/01/07                    1,300,000       1,393,860
      Wachovia Corp.
          3.625% 02/17/09                    5,000,000       4,888,800
      Wells Fargo & Co.
          2.960% 03/10/08 (a)                4,865,000       4,863,492
          7.250% 08/24/05                    2,000,000       2,024,980
                                                         -------------
                                           Banks Total      44,087,789

   DIVERSIFIED FINANCIAL SERVICES - 6.4%
      Allstate Life Global Funding Trusts
          3.200% 09/22/09 (a)                2,500,000       2,502,500
      Capital One Bank
          5.750% 09/15/10                    2,215,000       2,316,048
      Citigroup, Inc.
          5.000% 09/15/14                   10,150,000      10,219,223
      Countrywide Home Loans, Inc.
          4.125% 09/15/09                    4,330,000       4,239,590

26 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005                                   Columbia Quality Plus Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)
      Ford Motor Credit Co.
          3.920% 09/28/07 (a)                3,945,000       3,770,592
          7.375% 02/01/11                    8,265,000       7,773,894
      General Electric Capital Corp.
          3.130% 12/15/09 (a)                8,965,000       8,982,123
          6.750% 03/15/32                    5,900,000       7,032,505
      Goldman Sachs Group, Inc.
          4.750% 07/15/13                    2,275,000       2,235,847
          6.875% 01/15/11                    2,390,000       2,646,017
      HSBC Finance Corp.
          3.080% 11/16/09 (a)                5,890,000       5,914,149
      National Rural Utilities
          Cooperative Finance Corp.
          6.000% 05/15/06                    1,525,000       1,558,626
      SLM Corp.
          3.361% 01/25/06 (a)                1,000,000       1,001,520
          3.371% 07/25/08 (a)                4,345,000       4,356,992
                                                         -------------
                  Diversified Financial Services Total      64,549,626

   INSURANCE - 1.6%
      Allstate Corp.
          7.875% 05/01/05                    1,650,000       1,650,214
      Chubb Corp.
          6.000% 11/15/11                    3,300,000       3,537,237
      Hartford Life Global Funding Trust
          3.180% 09/15/09 (a)                4,355,000       4,353,781
      MetLife, Inc.
          6.125% 12/01/11                    4,000,000       4,305,560
      Prudential Financial, Inc.
          4.750% 04/01/14                    2,900,000       2,848,757
                                                         -------------
                                       Insurance Total      16,695,549

   REAL ESTATE INVESTMENT TRUSTS - 0.5%
      Simon Property Group LP
          5.450% 03/15/13                    5,055,000       5,116,671
                                                         -------------
                   Real Estate Investment Trusts Total       5,116,671
                                                         -------------
                                      FINANCIALS TOTAL     130,449,635

INDUSTRIALS - 2.6%

   AEROSPACE/DEFENSE - 1.1%
      Boeing Capital Corp.
          4.750% 08/25/08                    2,675,000       2,705,629
          6.100% 03/01/11                    3,305,000       3,561,137
      Raytheon Co.
          7.200% 08/15/27                    3,950,000       4,754,734
                                                         -------------
                               Aerospace/Defense Total      11,021,500

   BUILDING MATERIALS - 0.0%
      Snap-On, Inc.
          6.625% 10/01/05                       90,000          91,051
                                                         -------------
                              Building Materials Total          91,051

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

   ENVIRONMENTAL CONTROL - 0.6%
      Waste Management, Inc.
          5.000% 03/15/14                    1,800,000       1,810,458
          7.000% 07/15/28                    3,125,000       3,552,187
                                                         -------------
                           Environmental Control Total       5,362,645

   MISCELLANEOUS MANUFACTURING - 0.0%
      3M Co.
          4.150% 06/30/05                      375,000         375,566
                                                         -------------
                     Miscellaneous Manufacturing Total         375,566

   TRANSPORTATION - 0.9%
      CSX Corp.
          5.500% 08/01/13                    4,305,000       4,475,822
      Norfolk Southern Corp.
          7.250% 02/15/31                    3,600,000       4,428,288
      Ryder System, Inc.
          6.500% 05/15/05                      115,000         115,097
                                                         -------------
                                  Transportation Total       9,019,207
                                                         -------------
                                     INDUSTRIALS TOTAL      25,869,969

TECHNOLOGY - 1.1%

   COMPUTERS - 1.1%
      International Business Machines Corp.
          4.875% 10/01/06                    6,300,000       6,384,798
          5.375% 02/01/09                    3,000,000       3,107,430
          6.500% 01/15/28                    1,200,000       1,375,008
                                                         -------------
                                       Computers Total      10,867,236
                                                         -------------
                                      TECHNOLOGY TOTAL      10,867,236

UTILITIES - 4.0%

   ELECTRIC - 3.5%
      Alabama Power Co.
          3.063% 08/25/09 (a)                4,980,000       4,985,030
          5.700% 02/15/33                    1,465,000       1,545,414
      American Electric Power Co., Inc.
          5.250% 06/01/15                    3,035,000       3,068,597
      Carolina Power & Light Co.
          5.125% 09/15/13                    1,445,000       1,474,203
      Columbus Southern Power Co.
          5.500% 03/01/13                    1,700,000       1,787,210
      Consolidated Edison Co. of New York
          7.150% 12/01/09                    2,530,000       2,815,561
      Dominion Resources, Inc.
          7.625% 07/15/05                    1,275,000       1,285,672
      Florida Power & Light Co.
          6.875% 12/01/05                    3,900,000       3,968,094

                            See Accompanying Notes to Financial Statements. | 27

________________________________________________________________________________
April 30, 2005                                   Columbia Quality Plus Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

UTILITIES - (CONTINUED)

   ELECTRIC - (CONTINUED)
      Hydro-Quebec
          8.500% 12/01/29                    1,650,000       2,409,825
      Oncor Electric Delivery Co.
          7.000% 09/01/22                    3,350,000       3,878,094
      Progress Energy, Inc.
          7.750% 03/01/31                    2,555,000       3,111,275
      Southern California Edison Co.
          5.000% 01/15/14                    1,500,000       1,520,220
      TransAlta Corp.
          5.750% 12/15/13                    1,500,000       1,555,815
      Virginia Electric & Power Co.
          5.375% 02/01/07                    1,575,000       1,606,154
                                                         -------------
                                        Electric Total      35,011,164

   GAS - 0.5%
      Atmos Energy Corp.
          4.950% 10/15/14                    3,475,000       3,434,273
      Southern California Gas Co.
          3.080% 12/01/09 (a)                1,675,000       1,674,581
                                                         -------------
                                             Gas Total       5,108,854
                                                         -------------
                                       UTILITIES TOTAL      40,120,018
                                                         -------------
                          TOTAL CORPORATE FIXED-INCOME
                                         BONDS & NOTES
                                (cost of $328,869,489)     339,098,415

GOVERNMENT AGENCIES & OBLIGATIONS - 28.7%

FOREIGN GOVERNMENT BONDS - 2.8%
      Export Development of Canada
          4.000% 08/01/07                    2,325,000       2,326,976
      Kingdom of Spain
          7.000% 07/19/05                    4,000,000       4,028,880
      Province of British Columbia
          5.375% 10/29/08                    3,000,000       3,133,140
      Province of New Brunswick
          3.500% 10/23/07                    4,150,000       4,105,221
      Province of Ontario
          6.000% 02/21/06                    2,950,000       3,005,637
      Province of Quebec
          5.000% 07/17/09                    2,500,000       2,576,350
      Republic of Finland
          4.750% 03/06/07                    3,145,000       3,195,509
      Republic of South Africa
          6.500% 06/02/14                    1,165,000       1,262,161
      United Mexican States
          6.625% 03/03/15                    4,140,000       4,373,910
                                                         -------------
                        FOREIGN GOVERNMENT BONDS TOTAL      28,007,784

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

U.S.  GOVERNMENT AGENCIES & OBLIGATIONS - 25.9%
      Federal Farm Credit Bank
          4.050% 12/15/08                    5,000,000       4,967,825
      Federal Home Loan Mortgage Corp.
          2.875% 09/15/05                    1,300,000       1,298,686
          3.600% 07/07/10                    1,600,000       1,546,621
          3.625% 06/10/10                    3,000,000       2,905,437
          3.875% 01/12/09                    6,400,000       6,324,704
          4.000% 09/22/09                   19,900,000      19,597,222
          4.125% 05/12/10                    6,000,000       5,965,092
          4.150% 05/05/10                    5,000,000       4,977,150
          4.750% 12/08/10                    3,900,000       3,896,829
          5.000% 01/30/14                    5,075,000       5,059,663
          5.750% 03/15/09                    3,500,000       3,702,258
      Federal National Mortgage Association
          2.500% 01/30/07                    2,000,000       1,954,900
          3.250% 11/15/07                    2,000,000       1,966,200
          4.125% 04/28/10                    3,000,000       2,980,680
          4.250% 05/15/09                    3,725,000       3,737,937
          5.500% 02/15/06                    2,800,000       2,840,494
          6.250% 05/15/29                    1,500,000       1,767,572
          7.000% 07/15/05                    4,865,000       4,901,998
      U.S. Treasury Bonds
          5.375% 02/15/31                   37,220,000      42,038,241
          7.125% 02/15/23                    5,000,000       6,527,735
      U.S. Treasury Inflation Index Notes
          2.000% 01/15/14                    1,815,853       1,885,294
          3.625% 01/15/08                    1,008,746       1,084,993
      U.S. Treasury Notes
          1.875% 12/31/05                    3,430,000       3,399,051
          2.000% 08/31/05                    5,185,000       5,168,190
          2.875% 11/30/06                   36,435,000      36,050,720
          3.000% 11/15/07                   32,410,000      31,870,665
          3.625% 01/15/10                   23,350,000      23,089,134
          4.000% 03/15/10-02/15/15          17,300,000      17,059,789
          4.250% 11/15/14                   14,335,000      14,382,033
                                                         -------------
                             U.S.  GOVERNMENT AGENCIES
                                   & OBLIGATIONS TOTAL     262,947,113
                                                         -------------

                                      TOTAL GOVERNMENT
                                AGENCIES & OBLIGATIONS
                                (cost of $289,735,801)     290,954,897

MORTGAGE-BACKED SECURITIES - 24.3%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 4.4%
      Federal Home Loan Mortgage Corp.
          4.000% 05/15/14-09/15/15           6,150,000       6,088,316
          4.500% 02/15/27-08/15/28           2,310,000       2,298,919
          5.000% 08/15/16-06/15/26           4,147,409       4,199,048
      Federal National Mortgage Association
          4.000% 01/25/16                    1,390,000       1,360,312
          4.500% 11/25/14                      440,000         441,284
          5.000% 07/15/16                    2,364,266       2,385,761
          6.000% 12/25/16                      244,032         250,686

28 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005                                   Columbia Quality Plus Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - (CONTINUED)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
      Small Business Administration
          4.340% 03/01/24                    2,878,180       2,794,432
          4.500% 03/01/23                    3,866,490       3,808,187
          4.890% 09/01/22                    1,984,915       1,997,368
          5.110% 04/01/25                    4,000,000       4,045,615
          5.180% 05/01/24                    4,904,013       4,989,983
          5.240% 08/01/23                    2,326,506       2,375,843
          5.310% 08/01/22                    3,399,438       3,482,832
          5.520% 06/01/24                    3,930,534       4,063,870
                                                         -------------
                        AGENCY COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL      44,582,456

MORTGAGE-BACKED OBLIGATIONS - 19.9%
      Federal Home Loan Mortgage Corp.
          4.500% 05/01/19                    3,603,684       3,570,879
          5.000% 10/01/18-01/01/19           1,550,036       1,563,938
          5.500% 02/01/18-03/01/18           4,691,975       4,809,608
          6.000% 11/01/28                      353,671         364,143
          7.000% 12/01/14-10/01/31             224,162         236,221
          7.500% 09/01/25                        4,018           4,329
          7.750% 09/01/05                        8,103           8,148
          8.000% 06/01/07-06/01/26              13,503          14,275
          8.750% 09/01/09-07/01/15               8,681           9,066
          9.000% 10/01/15-10/01/19              39,623          41,282
          9.250% 05/01/09-08/01/15              80,894          85,898
          9.500% 09/01/10-11/01/16              16,586          17,944
          10.000% 02/01/09-12/01/13             14,562          15,428
          TBA:
          5.000% 05/17/20-05/12/35 (d)       8,350,000       8,281,110
          6.000% 05/12/35 (d)                8,820,000       9,051,525
      Federal National Mortgage Association
          5.000% 06/01/18                      876,687         884,124
          6.000% 05/01/13-08/01/16           1,125,072       1,166,605
          6.120% 10/01/08                    1,380,185       1,363,199
          6.500% 05/01/11-09/01/31           4,949,234       5,164,853
          6.565% 12/01/07                      810,507         845,449
          6.600% 11/01/07                      717,536         748,199
          7.000% 06/01/32                      218,418         230,779
          7.500% 01/01/30-03/01/30              46,171          49,499
          8.000% 03/01/07-04/01/30             364,637         397,728
          8.500% 08/01/17                        7,995           8,597
          9.000% 03/01/09                          957             993
          9.250% 09/01/16                        4,442           4,827
          TBA:
          4.500% 05/17/20 (d)               13,500,000      13,352,337
          5.000% 05/17/20-05/12/35 (d)      42,265,000      42,094,041
          5.500% 05/17/20-05/12/35 (d)      59,850,000      60,493,250
          6.000% 05/17/20-05/12/35 (d)      27,095,000      27,859,702
          6.500% 05/12/35 (d)               11,825,000      12,294,311

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

      Government National Mortgage Association
          3.750% 07/20/22 (a)                  131,011         132,676
          5.000% 05/15/33-10/15/34           1,065,428       1,065,105
          6.500% 03/15/13-09/15/32           2,350,006       2,468,902
          7.000% 11/15/22-05/15/32           1,488,931       1,581,396
          7.500% 04/15/26-03/15/30             505,247         543,306
          8.000% 06/15/25-03/15/27             141,881         153,959
          9.000% 03/15/08-11/15/08              13,234          13,905
                                                         -------------
                                       MORTGAGE-BACKED
                                     OBLIGATIONS TOTAL     200,991,536
                                                         -------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                                (cost of $244,018,195)     245,573,992

ASSET-BACKED SECURITIES - 7.9%

      AmeriCredit Automobile Receivables Trust
          4.220% 07/06/09                    1,250,000       1,241,075
      BMW Vehicle Owner Trust
          2.530% 02/25/08                    3,900,000       3,847,116
      Centex Home Equity
          2.293% 11/25/27                    2,524,590       2,485,434
          6.270% 10/25/32                      901,462         907,475
      Citibank Credit Card Issuance Trust
          2.550% 01/20/09                    5,000,000       4,888,400
      Citibank Credit Card Master Trust I
          5.875% 03/10/11                    4,000,000       4,228,600
      Countrywide Home Equity Loan Trust
          3.174% 01/15/34 (a)                4,485,032       4,487,998
      DaimlerChrysler Auto Trust
          3.090% 01/08/08                    1,475,000       1,469,248
      Equity One ABS, Inc.
          3.360% 07/25/34 (a)                4,398,288       4,412,978
      Ford Credit Auto Owner Trust
          3.130% 11/15/06                    2,614,540       2,612,631
      GSAA Trust
          4.651% 04/25/34 (c)                4,895,000       4,904,839
      MBNA Credit Card Master Note Trust
          4.950% 06/15/09                    2,750,000       2,797,877
      Nissan Auto Receivables Owner Trust
          2.760% 07/15/09                    4,010,000       3,888,738
      Oakwood Mortgage Investors, Inc.
          7.100% 08/15/27                    1,277,170       1,332,216
      Onyx Acceptance Grantor Trust
          3.890% 02/15/11                    2,000,000       1,981,060
      Residential Asset Mortgage Products, Inc.
          3.052% 06/25/29                    4,960,000       4,883,467
          4.480% 09/25/29                    7,825,000       7,836,346
      Residential Funding Mortgage Securities II
          4.700% 08/25/34                    1,715,000       1,706,048
      Wells Fargo Financial Auto Owner Trust
          2.670% 08/16/10                    7,270,000       7,101,263
      WFS Financial Owner Trust
          2.410% 12/20/10                    4,880,000       4,755,658
          2.810% 08/22/11                    8,125,000       7,968,919
                                                         -------------
                         TOTAL ASSET-BACKED SECURITIES
                                 (cost of $80,352,476)      79,737,386

                            See Accompanying Notes to Financial Statements. | 29

________________________________________________________________________________
April 30, 2005                                   Columbia Quality Plus Bond Fund

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.7%

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.0%
      Chaseflex Trust
          5.500% 02/25/35                    5,454,481       5,517,098
      First Horizon Alternative Mortgage
          Securities
          6.000% 01/25/35                    4,314,525       4,408,453
      GSAA Trust
          3.519% 11/25/33                    6,175,000       6,128,502
      JPMorgan Mortgage Trust
          5.000% 07/25/34 (c)                3,767,401       3,718,876
      Rural Housing Trust
          6.330% 04/01/26                      480,770         479,265
                                                         -------------
                               COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL      20,252,194

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
      Greenwich Capital Commercial
          Funding Corp.
          4.022% 01/05/36                    6,030,000       5,924,656
      JPMorgan Chase Commercial
          Mortgage Securities Corp.
          4.134% 10/15/37 (c)                6,539,223       6,431,915
      LB-UBS Commercial Mortgage Trust
          5.124% 11/15/32 (c)                4,550,000       4,639,498
                                                         -------------
                            COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES TOTAL      16,996,069
                                                         -------------
                         TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATIONS
                                 (cost of $37,582,567)      37,248,263

MUNICIPAL BOND - 0.1%

OKLAHOMA - 0.1%
      OK Oklahoma City Airport Trust
          6.750% 07/01/05                    1,010,000       1,012,475
                                                         -------------
                                        OKLAHOMA TOTAL       1,012,475
                                                         -------------
                                  TOTAL MUNICIPAL BOND
                                    (cost of $994,040)       1,012,475

SHORT-TERM OBLIGATIONS - 18.3%

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 17.0%
      Federal Home Loan Banks
          2.710% 05/12/05 (e)                9,635,000       9,627,022
          2.730% 05/12/05-05/17/05 (e)      55,520,000      55,460,780
          2.740% 05/12/05 (e)               12,000,000      11,989,953
          2.760% 05/17/05 (e)                6,000,000       5,992,640
      Federal National Mortgage Association
          2.660% 05/12/05 (e)               88,550,000      88,478,029
      U.S. Treasury Bill
          2.365% 05/26/05 (e)(f)                50,000          49,919
                                                         -------------
                                 TOTAL U.S. GOVERNMENT
                                AGENCIES & OBLIGATIONS     171,598,343

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.3%
      Repurchase agreement with State
      Street Bank & Trust Co., dated 04/29/05,
      due 05/02/05 at 2.760%, collateralized
      by U.S.Treasury Bonds with various
      maturities to 08/15/22, market value
      of $13,494,660 (repurchase
      proceeds $13,229,042)                 13,226,000      13,226,000
                                                         -------------

                          TOTAL SHORT-TERM OBLIGATIONS
                                (cost of $184,824,343)     184,824,343

                            TOTAL INVESTMENTS - 116.5%
                          (COST OF $1,166,376,911) (g)   1,178,449,771

             OTHER ASSETS & LIABILITIES, NET - (16.5)%    (167,051,415)

                                   NET ASSETS - 100.0%   1,011,398,356

NOTES TO INVESTMENT PORTFOLIO:

(a) Floating rate note. The interest rate shown reflects the rate as of April 30, 2005.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to $10,913,856, which represents 1.1% of net assets.

(c) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(d)   Security purchased on a delayed delivery basis.

(e)   The rate shown represents the annualized yield at the date of purchase.

(f)   Security pledged as collateral for open futures contracts.

(g)   Cost for federal income tax purposes is $1,169,360,074.

      At April 30, 2005, the Fund held the following open long futures contracts:

               NUMBER OF             AGGREGATE    EXPIRATION     UNREALIZED
TYPE           CONTRACTS   VALUE     FACE VALUE      DATE       APPRECIATION
----           ---------  --------   ----------   ----------    ------------
10-Year U.S.
Treasury Notes     1      $111,422    $109,125      Jun-05         $2,297

      At April 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
      HOLDINGS BY REVENUE SOURCE (UNAUDITED)                NET ASSETS
      --------------------------------------                ----------
      Corporate Fixed-Income Bonds & Notes                     33.5%
      Government Agencies & Obligations                        28.7
      Mortgage-Backed Securities                               24.3
      Asset-Backed Securities                                   7.9
      Collateralized Mortgage Obligations                       3.7
      Municipal Bond                                            0.1
      Short-Term Obligations                                   18.3
      Other Assets & Liabilities, Net                         (16.5)
                                                              -----
                                                              100.0%
                                                              =====

       ACRONYM                       NAME
       -------                 ---------------
         TBA                   To Be Announced

30 | See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds


                                                                                     COLUMBIA
                                                                     COLUMBIA      INTERMEDIATE     COLUMBIA
                                                                     CORPORATE      GOVERNMENT       QUALITY
                                                                       BOND           INCOME        PLUS BOND
                                                                     FUND ($)        FUND ($)       FUND ($)
                                                                   -------------   ------------   -------------
ASSETS
   Unaffiliated investments, at identified cost
   (including short-term obligations)                                173,640,011    397,451,349   1,166,376,911
   Affiliated investments, at identified cost                          1,083,896             --              --
                                                                   -------------   ------------   -------------
       Total investments, at identified cost                         174,723,907    397,451,349   1,166,376,911
                                                                   -------------   ------------   -------------
   Unaffiliated investments, at value                                179,732,814    398,065,457   1,178,449,771
   Affiliated investments, at value                                    1,098,796             --              --
                                                                   -------------   ------------   -------------
       Total investments, at value                                   180,831,610    398,065,457   1,178,449,771
   Cash                                                                      963             67              --
   Receivable for:
       Investments sold                                                       --        809,114         451,427
       Fund shares sold                                                   10,693        222,518       2,403,024
       Interest                                                        2,553,498      2,741,056       9,070,600
   Deferred Trustees' compensation plan                                    9,116         20,617          31,532
                                                                   -------------   ------------   -------------
       Total assets                                                  183,405,880    401,858,829   1,190,406,354
                                                                   -------------   ------------   -------------
LIABILITIES
   Payable to custodian bank                                                  --             --          50,676
   Payable for:
       Investments purchased                                                  --        824,853       2,354,042
       Investments purchased on a delayed delivery basis                      --     56,287,675     172,623,952
       Fund shares redeemed                                              233,001        212,724       1,230,621
       Futures variation margin                                               --             --             250
       Distributions                                                     595,827        826,609       1,901,798
       Investment advisory fee                                            71,845        133,813         377,471
       Administration fee                                                  9,872         19,445          55,623
       Transfer agent fee                                                 11,521         50,394         145,786
       Pricing and bookkeeping fees                                       11,843          8,955          20,831
       Expenses received at merger                                            --         10,640          93,779
       Trustees fees                                                         635          1,032             177
       Distribution and service fees                                       1,744          9,441          27,183
       Custody fee                                                         1,547          4,089           4,116
   Deferred Trustees' fees                                                 9,116         20,617          31,532
   Other liabilities                                                      43,421         63,416          90,161
                                                                   -------------   ------------   -------------
       Total liabilities                                                 990,372     58,473,703     179,007,998

NET ASSETS                                                           182,415,508    343,385,126   1,011,398,356
                                                                   -------------   ------------   -------------
NET ASSETS CONSIST OF
   Paid-in capital                                                   180,422,150    355,666,665   1,003,091,286
   Overdistributed net investment income                              (1,398,650)      (179,388)     (1,790,271)
   Accumulated net realized loss                                      (2,715,695)   (12,716,259)     (1,977,816)
   Unrealized appreciation on:
       Investments                                                     6,107,703        614,108      12,072,860
       Futures contracts                                                      --             --           2,297
                                                                   -------------   ------------   -------------

NET ASSETS                                                           182,415,508    343,385,126   1,011,398,356


                            See Accompanying Notes to Financial Statements. | 31

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds


                                                                                     COLUMBIA
                                                                     COLUMBIA      INTERMEDIATE     COLUMBIA
                                                                     CORPORATE      GOVERNMENT      QUALITY
                                                                       BOND           INCOME       PLUS BOND
                                                                     FUND ($)        FUND ($)       FUND ($)
                                                                   -------------   ------------   ------------
CLASS A
   Net assets                                                            754,966      2,821,601     32,600,659
   Shares outstanding                                                     69,698        271,429      3,014,714
   Net asset value per share (a)                                           10.83          10.40          10.81
   Maximum sales charge                                                     4.75%          4.75%          4.75%
   Maximum offering price per share (b) (net asset value/0.9525)           11.37          10.92          11.35
                                                                   -------------   ------------   ------------

CLASS B
   Net assets                                                          1,584,090      2,497,675     12,018,874
   Shares outstanding                                                    146,242        240,271      1,111,450
   Net asset value and offering price per share (a)                        10.83          10.40          10.81
                                                                   -------------   ------------   ------------

CLASS C
   Net assets                                                            311,867      1,424,748      5,139,725
   Shares outstanding                                                     28,791        137,056        475,297
   Net asset value and offering price per share (a)                        10.83          10.40          10.81
                                                                   -------------   ------------   ------------

CLASS G
   Net assets                                                                 --      2,597,250      4,373,530
   Shares outstanding                                                         --        249,849        404,444
   Net asset value and offering price per share (a)                           --          10.40          10.81
                                                                   -------------   ------------   ------------

CLASS T
   Net assets                                                                 --     32,854,543     30,831,978
   Shares outstanding                                                         --      3,160,548      2,851,159
   Net asset value per share (a)                                              --          10.40          10.81
   Maximum sales charge                                                       --           4.75%          4.75%
   Maximum offering price per share (b) (net asset value/0.9525)              --          10.92          11.35
                                                                   -------------   ------------   ------------

CLASS Z
   Net assets                                                        179,764,585    301,189,309    926,433,590
   Shares outstanding                                                 16,595,654     28,970,335     85,672,809
   Net asset value, offering and redemption price per share                10.83          10.40          10.81


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

32 | See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
For the Year Ended April 30, 2005                    Columbia Taxable Bond Funds


                                                                                     COLUMBIA
                                                                     COLUMBIA      INTERMEDIATE     COLUMBIA
                                                                     CORPORATE      GOVERNMENT      QUALITY
                                                                       BOND           INCOME       PLUS BOND
                                                                     FUND ($)        FUND ($)       FUND ($)
                                                                   -------------   ------------   ------------
INCOME
   Interest                                                            9,306,410     13,592,277     37,447,204
   Interest from affiliates                                               53,138             --             --
   Dollar roll fee income                                                     --      2,119,965      3,895,502
   Foreign withholding tax                                                (5,759)            --         (8,625)
                                                                   -------------   ------------   ------------
       Total income                                                    9,353,789     15,712,242     41,334,081
                                                                   -------------   ------------   ------------

EXPENSES
   Investment advisory fee                                               986,309      1,893,606      4,449,173
   Administration fee                                                    128,207        250,108        607,220
   Distribution fee:
       Class B                                                            13,890         19,098         21,183
       Class C                                                             3,157          8,376          8,127
       Class G                                                                --         19,859         41,978
   Service fee:
       Class A                                                             2,637          7,046         14,523
       Class B                                                             4,630          6,366          7,061
       Class C                                                             1,052          2,792          2,709
       Class G                                                                --          4,583          9,687
   Shareholder services fee -- Class T                                        --         54,259         48,446
   Transfer agent fee                                                     57,505        238,837        653,633
   Pricing and bookkeeping fees                                           66,588         72,370        131,004
   Custody fee                                                            17,397         31,012         46,539
   Merger costs (See Note 10)                                                 --         10,640         64,631
   Trustees' fees                                                         11,025         15,950         25,501
   Non-recurring costs (See Note 8)                                        8,401         16,682         38,306
   Other expenses                                                        107,274        183,000        251,187
                                                                   -------------   ------------   ------------
       Total expenses                                                  1,408,072      2,834,584      6,420,908
   Fees waived by Distributor -- Class C                                    (631)        (1,675)        (1,625)
   Fees waived by Transfer Agent                                              --             --           (173)
   Non-recurring costs assumed by Investment Advisor (See Note 8)         (8,401)       (16,682)       (38,306)
   Custody earnings credit                                                (1,055)          (308)        (1,953)
                                                                   -------------   ------------   ------------
       Net expenses                                                    1,397,985      2,815,919      6,378,851
                                                                   -------------   ------------   ------------
Net Investment Income                                                  7,955,804     12,896,323     34,955,230
                                                                   -------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
 CONTRACTS
Net realized gain (loss) on:
   Unaffiliated investments                                              227,869     (1,160,117)     3,021,030
   Futures contracts                                                          --            222          3,470
                                                                   -------------   ------------   ------------
       Net realized gain (loss)                                          227,869     (1,159,895)     3,024,500
Net change in unrealized appreciation/depreciation on:
   Investments                                                          (699,797)     1,449,136      2,950,690
   Futures contracts                                                          --             --          2,297
                                                                   -------------   ------------   ------------
       Net change in unrealized appreciation/depreciation               (699,797)     1,449,136      2,952,987
                                                                   -------------   ------------   ------------
Net Gain (Loss)                                                         (471,928)       289,241      5,977,487
                                                                   -------------   ------------   ------------
Net Increase Resulting from Operations                                 7,483,876     13,185,564     40,932,717


                             See Accompanying Notes to Financial Statements.| 33

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                     Columbia Taxable Bond Funds


                                                        COLUMBIA            COLUMBIA INTERMEDIATE                COLUMBIA
                                                       CORPORATE                  GOVERNMENT                   QUALITY PLUS
                                                       BOND FUND                 INCOME FUND                     BOND FUND
                                                ------------------------  --------------------------    ---------------------------
                                                       YEAR ENDED                 YEAR ENDED                    YEAR ENDED
                                                       APRIL 30,                  APRIL 30,                      APRIL 30,
                                                ------------------------  --------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS                 2005 ($)     2004 ($)     2005 ($)       2004 ($)        2005 ($)       2004 ($)
                                                -----------  -----------  -----------   ------------    -------------   -----------
OPERATIONS
   Net investment income                          7,955,804    8,079,901   12,896,323     13,402,015       34,955,230    33,912,391
   Net realized gain (loss) on investments
       and futures contracts                        227,869      574,927   (1,159,895)     8,748,353        3,024,500    18,386,312
   Net change in unrealized appreciation/
       depreciation on investments and futures
       contracts                                   (699,797)  (5,808,877)   1,449,136    (21,385,347)       2,952,987   (43,380,162)
                                                -----------  -----------  -----------   ------------    -------------   -----------
         Net increase in net assets resulting
          from operations                         7,483,876    2,845,951   13,185,564        765,021       40,932,717     8,918,541
                                                -----------  -----------  -----------   ------------    -------------   -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income:
       Class A                                      (45,842)     (53,938)     (99,066)       (96,215)        (230,970)      (65,564)
       Class B                                      (66,810)     (57,725)     (70,618)       (93,626)         (90,024)      (47,332)
       Class C                                      (15,866)     (16,253)     (32,574)       (29,171)         (36,202)      (17,763)
       Class G                                           --           --      (90,806)      (136,650)        (212,349)     (365,345)
       Class T                                           --           --   (1,309,855)    (1,814,739)      (1,272,529)   (1,634,765)
       Class Z                                   (8,672,622)  (9,293,068) (12,346,549)   (16,785,027)     (35,041,284)  (37,188,231)
   From net realized gains:
       Class A                                           --           --           --             --          (40,399)      (36,441)
       Class B                                           --           --           --             --          (28,461)      (32,841)
       Class C                                           --           --           --             --           (9,365)      (14,171)
       Class G                                           --           --           --             --         (104,606)     (180,295)
       Class T                                           --           --           --             --         (535,461)     (733,879)
       Class Z                                           --           --           --             --      (13,911,914)  (16,234,263)
                                                -----------  -----------  -----------   ------------    -------------   -----------
         Total distributions to shareholders     (8,801,140)  (9,420,984) (13,949,468)   (18,955,428)     (51,513,564)  (56,550,890)
                                                -----------  -----------  -----------   ------------    -------------   -----------

NET CAPITAL SHARE TRANSACTIONS                  (15,025,913)  12,441,903  (65,857,855)   (84,190,480)     156,598,578   (30,928,921)
                                                -----------  -----------  -----------   ------------    -------------   -----------
   Net increase (decrease) in net assets        (16,343,177)   5,866,870  (66,621,759)  (102,380,887)     146,017,731   (78,561,270)
                                                -----------  -----------  -----------   ------------    -------------   -----------

NET ASSETS
   Beginning of period                          198,758,685  192,891,815  410,006,885    512,387,772      865,380,625   943,941,895
   End of period                                182,415,508  198,758,685  343,385,126    410,006,885    1,011,398,356   865,380,625
                                                -----------  -----------  -----------   ------------    -------------   -----------
Overdistributed net investment income, at end
   of period                                     (1,398,650)  (1,579,911)    (179,388)    (1,088,810)      (1,790,271)   (1,515,740)



34 | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                     Columbia Taxable Bond Funds


                                                              COLUMBIA CORPORATE BOND FUND
                                                ---------------------------------------------------------
                                                        YEAR ENDED                    YEAR ENDED
                                                      APRIL 30, 2005              APRIL 30, 2004 (a)
                                                --------------------------    ---------------------------
                                                  SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
                                                -----------   ------------    ------------   ------------
CLASS A
   Subscriptions                                     19,991        217,670         124,683      1,409,566
   Distributions reinvested                           3,255         35,435           3,825         42,555
   Redemptions                                      (58,042)      (634,286)        (79,668)      (892,398)
                                                -----------   ------------    ------------   ------------
       Net increase (decrease)                      (34,796)      (381,181)         48,840        559,723

CLASS B
   Subscriptions                                     34,371        376,324         151,037      1,691,072
   Distributions reinvested                           4,259         46,356           3,948         43,943
   Redemptions                                      (73,866)      (803,848)        (58,081)      (647,781)
                                                -----------   ------------    ------------   ------------
       Net increase (decrease)                      (35,236)      (381,168)         96,904      1,087,234

CLASS C
   Subscriptions                                     14,199        155,341          34,668        388,178
   Distributions reinvested                           1,281         13,956             982         10,925
   Redemptions                                      (32,239)      (349,665)        (13,028)      (144,870)
                                                -----------   ------------    ------------   ------------
       Net increase (decrease)                      (16,759)      (180,368)         22,622        254,233

CLASS Z
   Subscriptions                                  2,754,361     30,013,245       4,195,917     46,840,506
   Distributions reinvested                         140,230      1,526,178         179,598      2,001,165
   Redemptions                                   (4,203,679)   (45,622,619)     (3,439,214)   (38,300,958)
                                                -----------   ------------    ------------   ------------
       Net increase (decrease)                   (1,309,088)   (14,083,196)        936,301     10,540,713


(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.

                            See Accompanying Notes to Financial Statements. | 35

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                     Columbia Taxable Bond Funds


                                                      COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
                                                ---------------------------------------------------------
                                                        YEAR ENDED                    YEAR ENDED
                                                      APRIL 30, 2005              APRIL 30, 2004 (a)
                                                --------------------------    ---------------------------
                                                  SHARES      DOLLARS ($)        SHARES      DOLLARS ($)
                                                -----------   ------------    ------------   ------------
CLASS A
   Subscriptions                                     90,955        950,215         595,324      6,300,176
   Distributions reinvested                           7,414         77,252           6,586         69,895
   Redemptions                                     (130,265)    (1,350,920)       (415,555)    (4,378,882)
                                                -----------   ------------    ------------   ------------
       Net increase (decrease)                      (31,896)      (323,453)        186,355      1,991,189

CLASS B
   Subscriptions                                     56,658        590,045         167,476      1,792,865
   Distributions reinvested                           5,521         57,534           7,381         78,426
   Redemptions                                      (82,860)      (863,502)       (154,949)    (1,649,692)
                                                -----------   ------------    ------------   ------------
       Net increase (decrease)                      (20,681)      (215,923)         19,908        221,599

CLASS C
   Subscriptions                                     85,462        890,410         162,872      1,739,456
   Distributions reinvested                           2,167         22,577           2,446         25,970
   Redemptions                                      (60,349)      (628,532)        (95,402)    (1,013,766)
                                                -----------   ------------    ------------   ------------
       Net increase                                  27,280        284,455          69,916        751,660

CLASS G
   Subscriptions                                      2,892         30,050           5,730         60,772
   Distributions reinvested                           8,088         84,312          11,982        127,481
   Redemptions                                      (92,125)      (959,516)       (149,357)    (1,581,319)
                                                -----------   ------------    ------------   ------------
       Net decrease                                 (81,145)      (845,154)       (131,645)    (1,393,066)

CLASS T
   Subscriptions                                     51,141        533,400          58,602        624,517
   Distributions reinvested                         101,076      1,053,376         138,464      1,472,855
   Redemptions                                     (898,441)    (9,347,216)     (1,196,451)   (12,715,478)
                                                -----------   ------------    ------------   ------------
       Net decrease                                (746,224)    (7,760,440)       (999,385)   (10,618,106)

CLASS Z
   Subscriptions                                  2,530,168     26,375,280       4,825,213     51,555,096
   Distributions reinvested                         149,875      1,561,940         241,975      2,573,815
   Redemptions                                   (8,162,271)   (84,934,560)    (12,146,564)  (129,272,667)
                                                -----------   ------------    ------------   ------------
       Net decrease                              (5,482,228)   (56,997,340)     (7,079,376)   (75,143,756)


(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.

36 | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                     Columbia Taxable Bond Funds


                                                             COLUMBIA QUALITY PLUS BOND FUND
                                                ---------------------------------------------------------
                                                        YEAR ENDED                    YEAR ENDED
                                                      APRIL 30, 2005              APRIL 30, 2004 (a)
                                                --------------------------    ---------------------------
                                                  SHARES       DOLLARS ($)      SHARES        DOLLARS ($)
                                                -----------   ------------    ------------   ------------
CLASS A
   Subscriptions                                    216,667      2,356,675         217,154      2,467,263
   Proceeds received in connection with merger    2,832,924     30,397,681              --             --
   Distributions reinvested                          21,925        237,670           8,240         92,024
   Redemptions                                     (249,347)    (2,690,157)        (78,192)      (878,013)
                                                -----------   ------------    ------------   ------------
       Net increase                               2,822,169     30,301,869         147,202      1,681,274

CLASS B
   Subscriptions                                     56,521        617,438         119,689      1,365,930
   Proceeds received in connection with merger      981,731     10,538,713              --             --
   Distributions reinvested                           9,501        103,273           6,172         68,987
   Redemptions                                      (77,235)      (835,377)        (63,082)      (710,005)
                                                -----------   ------------    ------------   ------------
       Net increase                                 970,518     10,424,047          62,779        724,912

CLASS C
   Subscriptions                                     30,286        330,186          74,216        843,756
   Proceeds received in connection with merger      409,928      4,397,396              --             --
   Distributions reinvested                           2,536         27,558           2,512         28,019
   Redemptions                                      (18,535)      (202,096)        (40,409)      (456,366)
                                                -----------   ------------    ------------   ------------
       Net increase                                 424,215      4,553,044          36,319        415,409

CLASS G
   Subscriptions                                      3,045         33,211           3,496         38,989
   Distributions reinvested                          24,785        270,435          40,481        454,169
   Redemptions                                     (366,458)    (3,998,812)       (458,888)    (5,190,432)
                                                -----------   ------------    ------------   ------------
       Net decrease                                (338,628)    (3,695,166)       (414,911)    (4,697,274)

CLASS T
   Subscriptions                                    248,708      2,715,484         262,862      2,970,617
   Distributions reinvested                         145,673      1,588,906         188,122      2,109,962
   Redemptions                                     (749,976)    (8,181,899)       (982,633)   (11,067,751)
                                                -----------   ------------    ------------   ------------
       Net decrease                                (355,595)    (3,877,509)       (531,649)    (5,987,172)

CLASS Z
   Subscriptions                                 25,738,118    280,730,337      17,998,221    203,671,442
   Proceeds received in connection with merger       23,506        252,174              --             --
   Distributions reinvested                       1,846,362     20,121,322       2,039,129     22,814,196
   Redemptions                                  (16,755,294)  (182,211,540)    (22,099,558)  (249,551,708)
                                                -----------   ------------    ------------   ------------
       Net increase (decrease)                   10,852,692    118,892,293      (2,062,208)   (23,066,070)


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

                            See Accompanying Notes to Financial Statements. | 37

NOTES TO FINANCIAL STATEMENTS___________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

NOTE 1. ORGANIZATION

Columbia Funds Trust III (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

   Columbia Corporate Bond Fund
   Columbia Intermediate Government Income Fund
   Columbia Quality Plus Bond Fund

INVESTMENT GOAL

Columbia Corporate Bond Fund seeks a high level of current income. Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund seek a high level of current income consistent with prudent risk of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. Columbia Corporate Bond Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund each offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as

________________________________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

Each Fund may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Funds of investments from its portfolio with an agreement by the Funds to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Funds will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Funds identify U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of

________________________________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

premiums and paydown gains and losses, except for certain foreign securities which are recorded as soon after ex-date as each Fund becomes aware of such, net of non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended April 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclassifications, paydown reclassifications and distribution reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

                                 OVERDISTRIBUTED    ACCUMULATED
                                 NET INVESTMENT    NET REALIZED      PAID-IN
                                     INCOME            LOSS          CAPITAL
------------------------------------------------------------------------------
Columbia Corporate Bond Fund       $  1,026,597    $  (944,280)     $  (82,317)
------------------------------------------------------------------------------
Columbia Intermediate
  Government Income Fund              1,962,567     (1,962,567)             --
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund       1,653,597     (1,791,077)        137,480

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended April 30, 2005 and April 30, 2004 was as follows:

                                                         APRIL 30, 2005
------------------------------------------------------------------------------
                                                   ORDINARY       LONG-TERM
                                                    INCOME*     CAPITAL GAINS
------------------------------------------------------------------------------
Columbia Corporate Bond Fund                     $   8,801,140  $           --
------------------------------------------------------------------------------
Columbia Intermediate Government Income Fund        13,949,468              --
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund                     38,206,351      13,307,213

                                                        APRIL 30, 2004
------------------------------------------------------------------------------
                                                    ORDINARY       LONG-TERM
                                                    INCOME*      CAPITAL GAINS
------------------------------------------------------------------------------
Columbia Corporate Bond Fund                     $   9,420,984  $           --
------------------------------------------------------------------------------
Columbia Intermediate Government Income Fund        18,955,428              --
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund                     44,139,393      12,411,497

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of April 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED
                                    ORDINARY       LONG-TERM    NET UNREALIZED
                                     INCOME      CAPITAL GAINS  APPRECIATION*
------------------------------------------------------------------------------
Columbia Corporate Bond Fund         $  709,469      $      --  $    4,555,471
------------------------------------------------------------------------------
Columbia Intermediate
  Government Income Fund              1,130,667             --         135,542
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund       2,416,639             --       9,089,698

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities and deferral of losses on wash sales.

________________________________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

Unrealized appreciation and depreciation at April 30, 2005, based on cost of investments for federal income tax purposes, was:

                                  UNREALIZED      UNREALIZED    NET UNREALIZED
                                 APPRECIATION    DEPRECIATION    APPRECIATION
------------------------------------------------------------------------------
Columbia Corporate Bond Fund    $    7,109,329  $  (2,553,858)  $    4,555,471
------------------------------------------------------------------------------
Columbia Intermediate
  Government Income Fund             3,689,274     (3,553,732)         135,542
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund     17,350,473     (8,260,776)       9,089,697

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                   COLUMBIA
                                   COLUMBIA      INTERMEDIATE      COLUMBIA
                                   CORPORATE      GOVERNMENT     QUALITY PLUS
YEAR OF EXPIRATION                 BOND FUND      INCOME FUND      BOND FUND
------------------------------------------------------------------------------
      2007                       $      510,701  $   6,365,899   $          --
------------------------------------------------------------------------------
      2008                              690,266      3,074,162              --
------------------------------------------------------------------------------
      2009                                   --             --
------------------------------------------------------------------------------
      2010                              394,016             --              --
------------------------------------------------------------------------------
      2011                              276,350             --              --
------------------------------------------------------------------------------
      2012                                   --             --
------------------------------------------------------------------------------
      2013                               29,449        973,647              --
------------------------------------------------------------------------------
                                 $    1,900,782  $  10,413,708   $          --

Capital loss carryforwards, acquired as part of a merger (see Note 9), of $20,627 were utilized during the year ended April 30, 2005 for the Columbia Quality Plus Bond Fund.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2005, post-October capital losses attributed to security transactions were deferred to May 1, 2005 as follows:

                                                                POST-OCTOBER
                                                               CAPITAL LOSSES
-----------------------------------------------------------------------------
Columbia Corporate Bond Fund                                   $      769,279
-----------------------------------------------------------------------------
Columbia Intermediate Government Income Fund                        2,293,613
-----------------------------------------------------------------------------
Columbia Quality Plus Bond Fund                                     1,280,964

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds and receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

                                                     $500         $1 BILLION
                                     FIRST        MILLION TO          TO
                                  $500 MILLION    $1 BILLION     $1.5 BILLION
------------------------------------------------------------------------------
Columbia Corporate Bond Fund         0.48%           0.43%          0.40%
------------------------------------------------------------------------------
Columbia Intermediate
   Government Income Fund            0.46%           0.41%          0.38%
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund      0.48%           0.43%          0.40%

                                  $1.5 BILLION    $3 BILLION
                                       TO             TO             OVER
                                   $3 BILLION     $6 BILLION      $6 BILLION
------------------------------------------------------------------------------
Columbia Corporate Bond Fund         0.37%           0.36%          0.35%
------------------------------------------------------------------------------
Columbia Intermediate
   Government Income Fund            0.35%           0.34%          0.33%
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund      0.37%           0.36%          0.35%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

    AVERAGE DAILY NET ASSETS                         ANNUAL FEE RATE
------------------------------------------------------------------------------
First $500 million                                        0.55%
------------------------------------------------------------------------------
$500 million to $1 billion                                0.50%
------------------------------------------------------------------------------
$1 billion to $1.5 billion                                0.45%
------------------------------------------------------------------------------
$1.5 billion to $2 billion                                0.40%
------------------------------------------------------------------------------
Over $2 billion                                           0.35%

For the year ended April 30, 2005, the effective investment advisory fee rates for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund were 0.52%, 0.51% and 0.49%, respectively.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING & BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

________________________________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund as follows:

    AVERAGE DAILY NET ASSETS                       ANNUAL FEE RATE
------------------------------------------------------------------------------
First $50 million                                     $ 25,000
------------------------------------------------------------------------------
$50 million to $200 million                           $ 35,000
------------------------------------------------------------------------------
$200 million to $500 million                          $ 50,000
------------------------------------------------------------------------------
$500 million to $1 billion                            $ 85,000
------------------------------------------------------------------------------
Over $1 billion                                       $125,000

In the event that a Fund has more than 25% in non-domestic assets, as measured on a monthly basis, the Fund's annual fees will be 150% of the fees disclosed above. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the year ended April 30, 2005, the effective pricing and bookkeeping fee rates for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund, inclusive of out-of-pocket expenses, were 0.035%, 0.019% and 0.014%, respectively.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has agreed to waive a portion of its transfer agent fee for the Columbia Quality Plus Bond Fund. For the year ended April 30, 2005, the Transfer Agent waived fees of $173 for Columbia Quality Plus Bond Fund. This arrangement may be revised or discontinued by the Transfer Agent at any time.

For the year ended April 30, 2005, the effective transfer agent fee rates, inclusive of out-of-pocket expenses and net of fee waivers, for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund were 0.03%, 0.06% and 0.07%, respectively.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the year ended April 30, 2005, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

                                                                FRONT-END
                                                               SALES CHARGE
-------------------------------------------------------------------------------
                                                            CLASS A    CLASS T
-------------------------------------------------------------------------------
Columbia Corporate Bond Fund                               $     257  $      --
-------------------------------------------------------------------------------
Columbia Intermediate Government Income Fund                   2,725        289
-------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund                                4,033        200

                                                    CDSC
-------------------------------------------------------------------------------
                             CLASS A  CLASS B    CLASS C    CLASS G    CLASS T
-------------------------------------------------------------------------------
Columbia Corporate
  Bond Fund                  $     2  $  4,178   $     41  $      --  $      --
-------------------------------------------------------------------------------
Columbia Intermediate
  Government
  Income Fund                     --    13,346        115     11,856         --
-------------------------------------------------------------------------------
Columbia Quality
  Plus Bond Fund               2,724    12,119        119      1,646         --

The Funds have adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                                        DISTRIBUTION FEE
-------------------------------------------------------------------------------
                                                 CLASS B   CLASS C 1  CLASS G 2
-------------------------------------------------------------------------------
Columbia Corporate Bond Fund                         0.75%      0.75%     N/A
-------------------------------------------------------------------------------
Columbia Intermediate Government
  Income Fund                                        0.75%      0.75%    0.65%
-------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund                      0.75%      0.75%    0.65%

                                                     SERVICE FEE
-------------------------------------------------------------------------------
                                      CLASS A    CLASS B   CLASS C 1  CLASS G 2
-------------------------------------------------------------------------------
Columbia Corporate Bond Fund              0.25%      0.25%      0.25%     N/A
-------------------------------------------------------------------------------
Columbia Intermediate Government
  Income Fund                             0.25%      0.25%      0.25%    0.50%
-------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund           0.25%      0.25%      0.25%    0.50%

1 The Distributor has voluntarily limited a portion of each Fund's Class C shares distribution and service fees so that combined they will not exceed 0.85% annually of average net assets.

2 Under the plan, the Funds do not intend to pay more than 0.80% annually for Class G shares. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

________________________________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

SHAREHOLDER SERVICES FEE

The Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund do not intend to pay more than 0.15% annually for Class T shareholder services fees.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. These amounts are included in "Other expenses" on the Statements of Operations. For the year ended April 30, 2005, the Funds paid fees to Columbia for such services as follows:

Columbia Corporate Bond Fund                                          $   1,693
-------------------------------------------------------------------------------
Columbia Intermediate Government Income Fund                              1,857
-------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund                                           2,469

NOTE 5. PORTFOLIO INFORMATION

For the year ended April 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                              U.S. GOVERNMENT             OTHER INVESTMENT
                                 SECURITIES                  SECURITIES
-------------------------------------------------------------------------------
                          PURCHASES       SALES       PURCHASES       SALES
-------------------------------------------------------------------------------
Columbia Corporate
  Bond Fund              $  2,568,086  $  4,077,846  $ 18,225,108  $ 28,222,979
-------------------------------------------------------------------------------
Columbia Intermediate
  Government
  Income Fund             387,456,897   440,707,569    25,720,367    38,823,701
-------------------------------------------------------------------------------
Columbia Quality
  Plus Bond Fund          767,564,790   635,481,015   211,473,029   267,610,261

NOTE 6. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the year ended April 30, 2005, the Funds did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of April 30, 2005 the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The

________________________________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

number of such accounts and the percentage of shares of beneficial interest outstanding held therein is as follows:

                                             NUMBER OF          % OF SHARES
                                            SHAREHOLDERS      OUTSTANDING HELD
------------------------------------------------------------------------------
Columbia Corporate Bond Fund                     1                  93.3%
------------------------------------------------------------------------------
Columbia Intermediate Government
  Income Fund                                    1                  81.5%
------------------------------------------------------------------------------
Columbia Quality Plus Bond Fund                  3                  85.2%

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at HTTP://WWW.SEC.GOV. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims

________________________________________________________________________________
April 30, 2005                                       Columbia Taxable Bond Funds

in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the year ended April 30, 2005, Columbia has assumed $8,401, $16,682 and $38,306 for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund, respectively, of legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters.

NOTE 9. BUSINESS COMBINATIONS AND MERGERS

FUND MERGERS

On March 18, 2005, the Columbia Contrarian Income Fund merged into the Columbia Quality Plus Bond Fund and received a tax-free transfer of assets from Columbia Contrarian Income Fund as follows:

  SHARES                     NET ASSETS                  UNREALIZED
  ISSUED                      RECEIVED                 APPRECIATION 1
---------------------------------------------------------------------
 4,248,089                   $45,585,964                  $417,170

                              NET ASSETS                 NET ASSETS
 NET ASSETS                  OF COLUMBIA                OF COLUMBIA
OF COLUMBIA                  CONTRARIAN                 QUALITY PLUS
QUALITY PLUS                 INCOME FUND                 BOND FUND
 BOND FUND                   IMMEDIATELY                IMMEDIATELY
  PRIOR TO                    PRIOR TO                     AFTER
COMBINATION                  COMBINATION                COMBINATION
---------------------------------------------------------------------
$968,675,824                 $45,585,964               $1,014,261,788

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

NOTE 10. PROPOSED REORGANIZATION

On February 10, 2005, the Board of Trustees approved a proposal to merge the Columbia Intermediate Government Income Fund into the Nations Intermediate Bond Fund. The proposal is subject to approval by the shareholders of Columbia Intermediate Government Income Fund and the satisfaction of certain other conditions. The merger, if approved, is expected to be completed in the third quarter of 2005.

Also on February 10, 2005, the Board of Trustees voted to liquidate the Columbia Corporate Bond Fund. The liquidation was completed on June 17, 2005.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Corporate Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                                                  YEAR ENDED APRIL 30,           PERIOD ENDED
                                                                               ---------------------------        APRIL 30,
CLASS A SHARES                                                                     2005         2004 (a)           2003 (b)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     10.90    $      11.26       $      10.92
                                                                               -----------    ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.43            0.42               0.21
Net realized and unrealized gain (loss) on investments                               (0.02)          (0.29)              0.34
                                                                               -----------    ------------       ------------
Total from investment operations                                                      0.41            0.13               0.55
                                                                               -----------    ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                           (0.48)          (0.49)             (0.21)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, END OF PERIOD                                                 $     10.83    $      10.90       $      11.26
Total return (e)                                                                      3.78%           1.19%(f)           5.05%(f)(g)
                                                                               -----------    ------------       ------------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                          0.97%           1.10%              1.40%(d)
Net investment income (h)                                                             3.91%           3.75%              4.38%(d)
Waiver/reimbursement                                                                    --            0.10%              0.20%(d)
Portfolio turnover rate                                                                 11%             15%                 9%(g)
Net assets, end of period (000's)                                              $       755    $      1,139       $        626
                                                                               -----------    ------------       ------------


(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Annualized.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


                                                                                  YEAR ENDED APRIL 30,           PERIOD ENDED
                                                                               ---------------------------        APRIL 30,
CLASS B SHARES                                                                    2005          2004 (a)           2003 (b)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     10.90    $      11.26       $      10.92
                                                                               -----------    ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.34            0.34               0.19
Net realized and unrealized gain (loss) on investments                               (0.02)          (0.29)              0.32
                                                                               -----------    ------------       ------------
Total from investment operations                                                      0.32            0.05               0.51
                                                                               -----------    ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                           (0.39)          (0.41)             (0.17)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, END OF PERIOD                                                 $     10.83    $      10.90       $      11.26
Total return (e)                                                                      3.01%           0.46%(f)           4.71%(f)(g)
                                                                               -----------    ------------       ------------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                          1.72%           1.82%              1.82%(d)
Net investment income (h)                                                             3.17%           3.01%              4.03%(d)
Waiver/reimbursement                                                                    --            0.10%              0.20%(d)
Portfolio turnover rate                                                                 11%             15%                 9%(g)
Net assets, end of period (000's)                                              $      1,584   $      1,978       $        952
                                                                               -----------    ------------       ------------


(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.

(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Annualized.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Corporate Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                                                  YEAR ENDED APRIL 30,        PERIOD ENDED
                                                                               ---------------------------      APRIL 30,
CLASS C SHARES                                                                    2005          2004 (a)        2003 (b)
                                                                               -----------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     10.90    $      11.26    $      10.92
                                                                               -----------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.36            0.35            0.20
Net realized and unrealized gain (loss) on investments                               (0.02)          (0.28)           0.32
                                                                               -----------    ------------    ------------
Total from investment operations                                                      0.34            0.07            0.52
                                                                               -----------    ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                           (0.41)          (0.43)          (0.18)
                                                                               -----------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                                                 $     10.83    $      10.90    $      11.26
Total return (e)(f)                                                                   3.17%           0.62%           4.77%(g)
                                                                               -----------    ------------    ------------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                          1.57%           1.67%           1.62%(d)
Net investment income (h)                                                             3.33%           3.15%           4.13%(d)
Waiver/reimbursement                                                                  0.15%           0.25%           0.35%(d)
Portfolio turnover rate                                                                 11%             15%              9%(g)
Net assets, end of period (000's)                                              $       312    $        496    $        258
                                                                               -----------    ------------    ------------


(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Annualized.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Corporate Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS Z SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.90     $  11.26      $    11.03        $  10.92       $  10.14     $  10.22
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.45(d)      0.45(d)         0.27(d)         0.56(f)        0.60         0.61
Net realized and unrealized gain
  (loss) on investments                           (0.02)       (0.28)           0.21            0.12(f)        0.78        (0.05)
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.43         0.17            0.48            0.68           1.38         0.56
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.50)       (0.53)          (0.25)          (0.57)         (0.60)       (0.64)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.83     $  10.90      $    11.26        $  11.03       $  10.92     $  10.14
Total return (g)                                   4.04%        1.49%(h)        4.41%(h)(i)     6.49%(h)      13.99%(h)     5.69%(h)
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       0.72%        0.82%           0.74%(e)        0.71%          0.77%        0.83%
Net investment income (j)                          4.17%        4.06%           4.83%(e)        5.08%(f)       5.70%        6.01%
Waiver/reimbursement                                 --         0.10%           0.20%(e)        0.20%          0.20%        0.20%
Portfolio turnover rate                              11%          15%              9%(i)          33%            79%          75%
Net assets, end of period (000's)              $179,765     $195,145      $  191,055        $166,291       $122,039     $ 89,600
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Corporate Bond Fund was redesignated Liberty Corporate Bond Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Annualized.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.01), $0.01 and (0.25)%, respectively.

(g)   Total return at net asset value assuming all distributions reinvested.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                    Columbia Intermediate Government Income Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                                                  YEAR ENDED APRIL 30,           PERIOD ENDED
                                                                               ---------------------------        APRIL 30,
CLASS A SHARES                                                                    2005          2004 (a)           2003 (b)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     10.42    $      10.83       $      10.68
                                                                               -----------    ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.34            0.26               0.17
Net realized and unrealized gain (loss) on investments and futures contracts          0.01           (0.27)              0.16
                                                                               -----------    ------------       ------------
Total from investment operations                                                      0.35           (0.01)              0.33
                                                                               -----------    ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                           (0.37)          (0.40)             (0.18)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, END OF PERIOD                                                 $     10.40    $      10.42       $      10.83
Total return (e)                                                                      3.38%          (0.09)%(f)          3.11%(f)(g)
                                                                               -----------    ------------       ------------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                          0.97%           1.05%              1.11%(d)
Net investment income (h)                                                             3.24%           2.46%              3.78%(d)
Waiver/reimbursement                                                                    --            0.11%              0.20%(d)
Portfolio turnover rate                                                                135%            133%                36%(g)
Net assets, end of period (000's)                                              $     2,822    $      3,159       $      1,267
                                                                               -----------    ------------       ------------


(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Annualized.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


                                                                                  YEAR ENDED APRIL 30,           PERIOD ENDED
                                                                               ---------------------------        APRIL 30,
CLASS B SHARES                                                                    2005          2004 (a)           2003 (b)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     10.42    $      10.83       $      10.68
                                                                               -----------    ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.26            0.19               0.14
Net realized and unrealized gain (loss) on investments and futures contracts          0.01           (0.28)              0.15
                                                                               -----------    ------------       ------------
Total from investment operations                                                      0.27           (0.09)              0.29
                                                                               -----------    ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                           (0.29)          (0.32)             (0.14)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, END OF PERIOD                                                 $     10.40    $      10.42       $      10.83
Total return (e)                                                                      2.61%          (0.85)%(f)          2.70%(f)(g)
                                                                               -----------    ------------       ------------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                          1.72%           1.81%              1.86%(d)
Net investment income (h)                                                             2.49%           1.83%              2.96%(d)
Waiver/reimbursement                                                                    --            0.11%              0.20%(d)
Portfolio turnover rate                                                                135%            133%                36%(g)
Net assets, end of period (000's)                                              $     2,498    $      2,718       $      2,612
                                                                               -----------    ------------       ------------


(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.

(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Annualized.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                    Columbia Intermediate Government Income Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                                                  YEAR ENDED APRIL 30,           PERIOD ENDED
                                                                               ---------------------------        APRIL 30,
CLASS C SHARES                                                                    2005          2004 (a)           2003 (b)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     10.42    $      10.83       $      10.68
                                                                               -----------    ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.27            0.20               0.14
Net realized and unrealized gain (loss) on investments and futures contracts          0.01           (0.27)              0.16
                                                                               -----------    ------------       ------------
Total from investment operations                                                      0.28           (0.07)              0.30
                                                                               -----------    ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                           (0.30)          (0.34)             (0.15)
                                                                               -----------    ------------       ------------
NET ASSET VALUE, END OF PERIOD                                                 $     10.40    $      10.42       $      10.83
Total return (e)(f)                                                                   2.76%          (0.71)%             2.79%(g)
                                                                               -----------    ------------       ------------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                          1.57%           1.65%              1.80%(d)
Net investment income (h)                                                             2.64%           1.89%              3.02%(d)
Waiver/reimbursement                                                                  0.15%           0.26%              0.35%(d)
Portfolio turnover rate                                                                135%            133%                36%(g)
Net assets, end of period (000's)                                              $     1,425    $      1,143       $        432
                                                                               -----------    ------------       ------------


(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Annualized.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                    Columbia Intermediate Government Income Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS G SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.42     $  10.83      $    10.77        $  10.72       $   9.95     $   9.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.28(d)      0.21(d)         0.16(d)         0.38(d)(f)     0.46         0.48(d)
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.01        (0.28)           0.08            0.09(f)        0.77         0.11
                                               --------     --------      ----------        --------       --------     --------

Total from investment operations                   0.29        (0.07)           0.24            0.47           1.23         0.59
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.31)       (0.34)          (0.18)          (0.42)         (0.46)       (0.49)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.40     $  10.42      $    10.83        $  10.77       $  10.72     $   9.95
Total return (g)                                   2.81%       (0.70)%(h)       2.21%(h)(i)     4.52%(h)      12.64%(h)     6.22%(h)
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       1.52%        1.68%           1.68%(e)        1.70%          1.76%        1.71%
Net investment income (j)                          2.68%        2.00%           2.98%(e)        3.65%(f)       4.44%        4.89%
Waiver/reimbursement                                 --         0.11            0.20%(e)        0.21%          0.22%        0.38%
Portfolio turnover rate                             135%         133%             36%(i)          99%            86%          99%
Net assets, end of period (000's)              $  2,597     $  3,448      $    5,013        $  5,277       $  3,695     $  1,765
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail B shares were redesignated Liberty Intermediate Government Income Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Annualized.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                    Columbia Intermediate Government Income Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS T SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.42     $  10.83      $    10.77        $  10.72       $   9.95     $   9.86
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.35(d)      0.29(d)         0.20(d)         0.46(d)(f)     0.54         0.55(d)
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.01        (0.29)           0.07            0.09(f)        0.77         0.11
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.36           --            0.27            0.55           1.31         0.66
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.38)       (0.41)          (0.21)          (0.50)         (0.54)       (0.57)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.40     $  10.42      $    10.83        $  10.77       $  10.72     $   9.95
Total return (g)                                   3.48%       (0.01)%(h)       2.55%(h)(i)     5.32%(h)      13.52%(h)     7.01%(h)
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       0.87%        0.98%           0.92%(e)        0.94%          0.98%        0.97%
Net investment income (j)                          3.34%        2.69%           3.72%(e)        4.41%(f)       5.22%        5.63%
Waiver/reimbursement                                 --         0.11%           0.20%(e)        0.20%          0.20%        0.21%
Portfolio turnover rate                             135%         133%             36%(i)          99%            86%          99%
Net assets, end of period (000's)              $ 32,855     $ 40,692      $   53,158        $ 57,452       $ 61,224     $ 47,548
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail A shares were redesignated Liberty Intermediate Government Income Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Annualized.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                    Columbia Intermediate Government Income Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS Z SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.42     $  10.83      $    10.77        $  10.72       $   9.95     $   9.85
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.36(d)      0.31(d)         0.13(d)         0.49(d)(f)     0.57         0.58(d)
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.01        (0.29)           0.16            0.08(f)        0.77         0.11
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.37         0.02            0.29            0.57           1.34         0.69
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.39)       (0.43)          (0.23)          (0.52)         (0.57)       (0.59)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.40     $  10.42      $    10.83        $  10.77       $  10.72     $   9.95
Total return (g)                                   3.64%        0.19%(h)        2.72%(h)(i)     5.59%(h)      13.84%(h)     7.29%(h)
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       0.72%        0.78%           0.69%(e)        0.68%          0.70%        0.70%
Net investment income (j)                          3.49%        2.89%           3.96%(e)        4.67%(f)       5.50%        5.90%
Waiver/reimbursement                                 --         0.11%           0.20%(e)        0.21%          0.20%        0.20%
Portfolio turnover rate                             135%         133%             36%(i)          99%            86%          99%
Net assets, end of period (000's)              $301,189     $358,847      $  449,906        $480,375       $497,790     $451,501
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Trust shares were redesignated Liberty Intermediate Government Income Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Annualized.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.

(g)   Total return at net asset value assuming all distributions reinvested.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced. (i) Not annualized. (j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Quality Plus Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS A SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.93     $  11.52      $    11.29        $  11.23       $  10.35     $  10.25
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.39(d)      0.38(d)         0.24(d)         0.54(f)        0.57         0.57
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.09        (0.30)           0.24            0.07(f)        0.89         0.12
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.48         0.08            0.48            0.61           1.46         0.69
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.41)       (0.46)          (0.25)          (0.55)         (0.58)       (0.59)
From net realized gains                           (0.19)       (0.21)             --              --             --           --
                                               --------     --------      ----------        --------       --------     --------
Total distributions declared
  to shareholders                                 (0.60)       (0.67)          (0.25)          (0.55)         (0.58)       (0.59)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.81     $  10.93      $    11.52        $  11.29       $  11.23     $  10.35
Total return (g)(h)                                4.52%        0.65%           4.28%(i)        5.64%         14.48%        7.00%
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       0.94%        1.02%           0.92%(k)        0.89%          0.95%        1.05%
Net investment income (j)                          3.75%        3.35%           4.20%(k)        4.79%(f)       5.33%        5.74%
Waiver/reimbursement                                 --%(e)     0.12%           0.22%(k)        0.39%          0.38%        0.47%
Portfolio turnover rate                             118%         119%             42%(i)          75%           131%         104%
Net assets, end of period (000's)              $ 32,601     $  2,105      $      522        $     59       $     38     $     34
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A shares were redesignated Liberty Quality Plus Bond Fund, Class A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than 0.01%.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $0.00, $0.00 and (0.15)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Quality Plus Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS B SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.93     $  11.52      $    11.29        $  11.23       $  10.35     $  10.24
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.31(d)      0.29(d)         0.20(d)         0.44(f)        0.49         0.51
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.09        (0.30)           0.24            0.08(f)        0.89         0.12
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.40        (0.01)           0.44            0.52           1.38         0.63
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.33)       (0.37)          (0.21)          (0.46)         (0.50)       (0.52)
From net realized gains                           (0.19)       (0.21)             --              --             --           --
                                               --------     --------      ----------        --------       --------     --------
Total distributions declared
  to shareholders                                 (0.52)       (0.58)          (0.21)          (0.46)         (0.50)       (0.52)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.81     $  10.93      $    11.52        $  11.29       $  11.23     $  10.35
Total return (g)(h)                                3.74%       (0.12)%          3.89%(i)        4.86%         13.65%        6.41%
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       1.69%        1.81%           1.68%(k)        1.64%          1.68%        1.71%
Net investment income (j)                          2.97%        2.60%           3.45%(k)        4.04%(f)       4.60%        5.07%
Waiver/reimbursement                                 --%(e)     0.11%           0.22%(k)        0.30%          0.28%        0.29%
Portfolio turnover rate                             118%         119%             42%(i)          75%           131%         104%
Net assets, end of period (000's)              $ 12,019     $  1,541      $      900        $    268       $    290     $    262
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime B shares were redesignated Liberty Quality Plus Bond Fund, Class B shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than 0.01%.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Quality Plus Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                  YEAR ENDED APRIL 30,        PERIOD ENDED
                                                                               ---------------------------     APRIL 30,
CLASS C SHARES                                                                    2005          2004 (a)        2003 (b)
                                                                               -----------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     10.93    $      11.52    $      11.21
                                                                               -----------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                             0.33            0.31            0.16
Net realized and unrealized gain (loss) on investments and futures contracts          0.09           (0.30)
                                                                                                                      0.33
                                                                               -----------    ------------    ------------
Total from investment operations                                                      0.42            0.01            0.49
                                                                               -----------    ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                           (0.35)          (0.39)          (0.18)
From net realized gains                                                              (0.19)          (0.21)             --
                                                                               -----------    ------------    ------------
Total distributions declared to shareholders                                         (0.54)          (0.60)          (0.18)
                                                                               -----------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                                                 $     10.81    $      10.93    $      11.52
Total return (e)(f)                                                                   3.89%           0.10%           4.38%(g)
                                                                               -----------    ------------    ------------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                          1.54%           1.59%           1.55%(d)
Net investment income (h)                                                             3.12%           2.75%           3.23%(d)
Waiver/reimbursement                                                                  0.15%           0.26%           0.37%(d)
Portfolio turnover rate                                                                118%            119%             42%(g)
Net assets, end of period (000's)                                              $     5,140    $        558    $        170
                                                                               -----------    ------------    ------------


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date . (c)Per share data was calculated using average shares outstanding during the period.

(d)   Annualized.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Quality Plus Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS G SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.93     $  11.52      $    11.29        $  11.23       $  10.35     $  10.25
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.34(d)      0.33(d)         0.20(d)         0.45(f)        0.51         0.52
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.08        (0.32)           0.24            0.08(f)        0.88         0.11
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.42         0.01            0.44            0.53           1.39         0.63
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.35)       (0.39)          (0.21)          (0.47)         (0.51)       (0.53)
From net realized gains                           (0.19)       (0.21)             --              --             --           --
                                               --------     --------      ----------        --------       --------     --------
Total distributions declared
  to shareholders                                 (0.54)       (0.60)          (0.21)          (0.47)         (0.51)       (0.53)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.81     $  10.93      $    11.52        $  11.29       $  11.23     $  10.35
Total return (g)(h)                                3.94%        0.10%           3.94%(i)        4.90%         13.70%        6.37%
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       1.49%        1.60%           1.60%(k)        1.60%          1.64%        1.65%
Net investment income (j)                          3.07%        2.90%           3.56%(k)        4.08%(f)       4.64%        5.13%
Waiver/reimbursement                                 --%(e)     0.11%           0.22%(k)        0.23%          0.20%        0.26%
Portfolio turnover rate                             118%         119%             42%(i)          75%           131%         104%
Net assets, end of period (000's)              $  4,374     $  8,124      $   13,345        $ 13,981       $ 14,246     $  5,775
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail B shares were redesignated Liberty Quality Plus Bond Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than 0.01%.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Quality Plus Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS T SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.93     $  11.52      $    11.29        $  11.23       $  10.35     $  10.25
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.41(d)      0.40(d)         0.24(d)         0.52(f)        0.57         0.59
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.09        (0.31)           0.24            0.08(f)        0.89         0.11
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.50         0.09            0.48            0.60           1.46         0.70
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.43)       (0.47)          (0.25)          (0.54)         (0.58)       (0.60)
From net realized gains                           (0.19)       (0.21)             --              --             --           --
                                               --------     --------      ----------        --------       --------     --------
Total distributions declared
  to shareholders                                 (0.62)       (0.68)          (0.25)          (0.54)         (0.58)       (0.60)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.81     $  10.93      $    11.52        $  11.29       $  11.23     $  10.35
Total return (g)(h)                                4.62%        0.75%           4.29%(i)        5.63%         14.45%        7.04%
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       0.84%        0.95%           0.91%(k)        0.91%          0.98%        1.01%
Net investment income (j)                          3.72%        3.54%           4.26%(k)        4.77%(f)       5.30%        5.76%
Waiver/reimbursement                                 --%(e)     0.11%           0.22%(k)        0.22%          0.20%        0.22%
Portfolio turnover rate                             118%         119%             42%(i)          75%           131%         104%
Net assets, end of period (000's)              $ 30,832     $ 35,058      $   43,084        $ 44,409       $ 48,276     $ 33,429
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail A shares were redesignated Liberty Quality Plus Bond Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than 0.01%.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                                 Columbia Quality Plus Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                YEAR ENDED APRIL 30,    SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                               ---------------------       APRIL 30,        ------------------------------------
CLASS Z SHARES                                   2005       2004 (a)      2003 (b)(c)         2002           2001         2000
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.93     $  11.52      $    11.29        $  11.23       $  10.35     $  10.25
                                               --------     --------      ----------        --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.42(d)      0.42(d)         0.25(d)         0.55(f)        0.60         0.61
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                0.09        (0.31)           0.24            0.08(f)        0.88         0.11
                                               --------     --------      ----------        --------       --------     --------
Total from investment operations                   0.51         0.11            0.49            0.63           1.48         0.72
                                               --------     --------      ----------        --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.44)       (0.49)          (0.26)          (0.57)         (0.60)       (0.62)
From net realized gains                           (0.19)       (0.21)             --              --             --           --
                                               --------     --------      ----------        --------       --------     --------
Total distributions declared
  to shareholders                                 (0.63)       (0.70)          (0.26)          (0.57)         (0.60)       (0.62)
                                               --------     --------      ----------        --------       --------     --------
NET ASSET VALUE, END OF PERIOD                 $  10.81     $  10.93      $    11.52        $  11.29       $  11.23     $  10.35
Total return (g)(h)                                4.78%        0.94%           4.41%(i)        5.86%         14.73%        7.27%
                                               --------     --------      ----------        --------       --------     --------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                       0.69%        0.75%           0.67%(k)        0.69%          0.73%        0.78%
Net investment income (j)                          3.87%        3.71%           4.49%(k)        4.99%(f)       5.55%        5.99%
Waiver/reimbursement                                 --%(e)     0.11%           0.22%(k)        0.22%          0.21%        0.21%
Portfolio turnover rate                             118%         119%             42%(i)          75%           131%         104%
Net assets, end of period (000's)              $926,434     $817,994      $  885,920        $888,792       $831,727     $558,789
                                               --------     --------      ----------        --------       --------     --------


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(b)   The Fund changed its fiscal year end from October 31 to April 30.

(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Trust shares were redesignated Liberty Quality Plus Bond Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than 0.01%.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.

(g)   Total return at net asset value assuming all distributions reinvested.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

REPORT OF INDEPENDENT __________________________________________________________
REGISTERED PUBLIC ACCOUNTING FIRM                    Columbia Taxable Bond Funds

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST III AND THE SHAREHOLDERS OF COLUMBIA CORPORATE BOND FUND, COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND, AND COLUMBIA QUALITY PLUS BOND FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund, and Columbia Quality Plus Bond Fund (the "Funds") (each a series of Columbia Funds Trust III) at April 30, 2005, the results of their operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the four fiscal years in the period ended April 30, 2003 were audited by other independent accountants whose report dated June 10, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 22, 2005

UNAUDITED INFORMATION __________________________________________________________
                                                     Columbia Taxable Bond Funds

FEDERAL INCOME TAX INFORMATION

COLUMBIA QUALITY PLUS BOND FUND

For the fiscal year ended April 30, 2005, the Fund designates long-term capital gains of $2,412,078.

TRUSTEES _______________________________________________________________________
                                                     Columbia Taxable Bond Funds

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)     IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER
                                                  DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES
                                                  Executive Vice President - Strategy of United Airlines (airline) since
DOUGLAS A. HACKER (Age 49)                        December, 2002 (formerly President of UAL Loyalty Services (airline)
P.O. Box 66100                                    from September, 2001 to December, 2002; Executive Vice President and
Chicago, IL 60666                                 Chief Financial Officer of United Airlines from July, 1999 to
Trustee (since 1996)                              September, 2001; Senior Vice President Finance from March, 1993 to
                                                  July, 1999). Oversees 103, None
                                                  ----------------------------------------------------------------------

JANET LANGFORD KELLY (Age 47)                     Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm);
9534 W. Gull Lake Drive                           Adjunct Professor of Law, Northwestern University, since September,
Richland, MI 49083-8530                           2004 (formerly Chief Administrative Officer and Senior Vice President,
Trustee (since 1996)                              Kmart Holding Corporation (consumer goods), from September, 2003 to
                                                  March, 2004; Executive Vice President-Corporate Development and
                                                  Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                                  President, Secretary and General Counsel, Sara Lee Corporation
                                                  (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 103, None
                                                  ----------------------------------------------------------------------

RICHARD W. LOWRY (Age 69)                         Private Investor since August, 1987 (formerly Chairman and Chief
10701 Charleston Drive                            Executive Officer, U.S. Plywood Corporation (building products
Vero Beach, FL 32963                              manufacturer)). Oversees 105 3, None
Trustee (since 1995)
                                                  ----------------------------------------------------------------------

CHARLES R. NELSON (Age 62)                        Professor of Economics, University of Washington, since January, 1976;
Department of Economics                           Ford and Louisa Van Voorhis Professor of Political Economy, University
University of Washington                          of Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                                 Economic Research, University of Washington from September, 2001 to
Trustee (since 1981)                              June, 2003) Adjunct Professor of Statistics, University of Washington,
                                                  since September, 1980; Associate Editor, Journal of Money Credit and
                                                  Banking, since September, 1993; consultant on econometric and statistical matters. 103, None
                                                  ----------------------------------------------------------------------

JOHN J. NEUHAUSER (Age 62)                        Academic Vice President and Dean of Faculties since August, 1999,
84 College Road                                   Boston College (formerly Dean, Boston College School of Management
Chestnut Hill, MA 02467-3838                      from September, 1977 to August, 1999). Oversees 1053, Saucony, Inc.
Trustee (since 1985)                              (athletic footwear)
                                                  ----------------------------------------------------------------------


________________________________________________________________________________
                                                     Columbia Taxable Bond Funds

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)     IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER
HELD                                              DIRECTORSHIPS

DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (Age 61)                       Partner, Perkins Coie L.L.P. (law firm). Oversees 103, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                  ----------------------------------------------------------------------

THOMAS E. STITZEL (Age 69)                        Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                            1975 to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                   Financial Analyst. Oversees 103, None
Trustee (since 1998)
                                                  ----------------------------------------------------------------------

THOMAS C. THEOBALD (Age 68)                       Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                              investing) since September, 2004 (formerly Managing Director, William
Suite 285                                         Blair Capital Partners (private equity investing) from September, 1994
Greenwich, CT 06830                               to September, 2004). Oversees 103, Anixter International (network
Trustee and Chairman of the Board 4 (since        support equipment distributor); Ventas, Inc. (real estate investment
1996)                                             trust); Jones Lang LaSalle (real estate management services) and Ambac
                                                  Financial Group (financial guaranty insurance)
                                                  ----------------------------------------------------------------------

ANNE-LEE VERVILLE (Age 59)                        Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                            Industry, IBM Corporation (computer and technology) from 1994 to
Hopkinton, NH 03229                               1997). Oversees 103, Chairman of the Board of Directors, Enesco Group,
Trustee (since 1998)                              Inc. (designer, importer and distributor of giftware and collectibles)
                                                  ----------------------------------------------------------------------

RICHARD L. WOOLWORTH (Age 64)                     Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                            Officer, The Regence Group (regional health insurer); Chairman and
#1500                                             Chief Executive Officer, BlueCross BlueShield of Oregon; Certified
Portland, OR 97207                                Public Accountant, Arthur Young & Company). Oversees 103, Northwest
Trustee (since 1991)                              Natural Gas Co. (natural gas service provider)
                                                  ----------------------------------------------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER 2 (Age 65)                       Partner, Park Avenue Equity Partners (private equity) since February,
399 Park Avenue                                   1999 (formerly Partner, Development Capital LLC from November 1996 to
Suite 3204                                        February, 1999). Oversees 1053, Lee Enterprises (print media), WR
New York, NY 10022                                Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 1994)                              (publishing); OPENFIELD Solutions (retail industry technology provider)
                                                  ----------------------------------------------------------------------


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS _______________________________________________________________________
                                                     Columbia Taxable Bond Funds


NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO
OFFICE                                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

CHRISTOPHER L. WILSON (Age 47)                    Head of Mutual Funds since August, 2004 and Senior Vice President of
One Financial Center                              the Advisor since January, 2005; President of the Columbia Funds,
Boston, MA 02111                                  Liberty Funds and Stein Roe Funds since October, 2004; President and
President (since 2004)                            Chief Executive Officer of the Nations Funds since January, 2005;
                                                  President of the Galaxy Funds since April, 2005; Director of Bank of
                                                  America Global Liquidity Funds, plc since May, 2005; Director of Banc of America Capital Management (Ireland), Limited since May 2005;
                                                  Senior Vice President of Columbia Funds Distributor, Inc. since
                                                  January, 2005; Director of Columbia Funds Services, Inc. since
                                                  January, 2005 (formerly President and Chief Executive officer, CDC
                                                  IXIS Asset Management Services, Inc. from September, 1998 to August,
                                                  2004).
                                                  ----------------------------------------------------------------------

J. KEVIN CONNAUGHTON (Age 40)                     Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                              Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                  President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                            Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the
                                                  Liberty Funds and All-Star Funds from February, 1998 to October,
                                                  2000); Treasurer of the Galaxy Funds since September, 2002 (formerly
                                                  Treasurer from December, 2002 to December, 2004 and President from
                                                  February, 2004 to December, 2004 of the Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management
                                                  Associates, Inc. from February, 1998 to October, 2000).
                                                  ----------------------------------------------------------------------

MARY JOAN HOENE (Age 54)                          Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street                               Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August,
New York, NY 10005                                2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January,
Senior Vice President and Chief Compliance        2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
Officer                                           November, 1999 to December, 2000; Vice President and Counsel,
(since 2004)                                      Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).
                                                  ----------------------------------------------------------------------

MICHAEL G. CLARKE (Age 35)                        Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein
One Financial Center                              Roe Funds and All-Star Funds since October, 2004 (formerly Controller
Boston, MA 02111                                  of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
Chief Accounting Officer (since 2004)             Funds from May, 2004 to October, 2004; Assistant Treasurer from June,
                                                  2002 to May, 2004; Vice President, Product Strategy & Development of
                                                  the Liberty Funds and Stein Roe Funds from February, 2001 to June,
                                                  2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and
                                                  the All-Star Funds from August, 1999 to February, 2001; Audit Manager,
                                                  Deloitte & Touche LLP from May, 1997 to August, 1999).
                                                  ----------------------------------------------------------------------

JEFFREY R. COLEMAN (Age 35)                       Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                              All-Star Funds since October, 2004 (formerly Vice President of CDC
Boston, MA 02111                                  IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC
Controller (since 2004)                           Nvest Funds and Loomis Sayles Funds from February, 2003 to September,
                                                  2004; Assistant Vice President of CDC IXIS Asset Management Services,
                                                  Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                                  August, 2000).
                                                  ----------------------------------------------------------------------

R. SCOTT HENDERSON (Age 45)                       Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds
One Financial Center                              since December, 2004 (formerly Of Counsel, Bingham McCutchen from
Boston, MA 02111                                  April, 2001 to September, 2004; Executive Director and General
Secretary (since 2004)                            Counsel, Massachusetts Pension Reserves Investment Management Board
                                                  from September, 1997 to March, 2001).
                                                  ----------------------------------------------------------------------


BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS _____________
                                                     Columbia Taxable Bond Funds

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Funds.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreements. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Funds under the Advisory Agreements. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares. 1

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Funds in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered each Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in each Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding each Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment

1 On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

________________________________________________________________________________
                                                     Columbia Taxable Bond Funds

classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper Report, CMA determined an overall score for each Fund. The Committee and the Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Corporate Bond Fund was identified for further review based on poor one-year relative performance against actual management fees and total expenses. Management noted the Fund's strong relative performance for the Fund for one and three year periods. The Board also considered management's proposal to merge or liquidate some of these Funds, including the Columbia Corporate Bond Fund.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent

________________________________________________________________________________
                                                     Columbia Taxable Bond Funds

and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS _________________________________________________________________
                                                     Columbia Taxable Bond Funds

                                       -----------------------------------------
                   LARGE GROWTH        Columbia Growth Stock
                                       Columbia Large Cap Growth
                                       Columbia Tax-Managed Growth
                                       Columbia Tax-Managed Growth II*
                                       Columbia Young Investor
                                       -----------------------------------------

                    LARGE VALUE        Columbia Disciplined Value
                                       Columbia Growth & Income*
                                       Columbia Large Cap Core
                                       Columbia Tax-Managed Value*
                                       -----------------------------------------

                  MIDCAP GROWTH        Columbia Acorn Select
                                       Columbia Mid Cap Growth
                                       -----------------------------------------

                   MIDCAP VALUE        Columbia Dividend Income
                                       Columbia Mid Cap Value*
                                       Columbia Strategic Investor
                                       -----------------------------------------

                   SMALL GROWTH        Columbia Acorn
                                       Columbia Acorn USA
                                       Columbia Small Company Equity
                                       -----------------------------------------

                    SMALL VALUE        Columbia Small Cap Value
                                       -----------------------------------------

                       BALANCED        Columbia Asset Allocation
                                       Columbia Balanced
                                       Columbia Liberty Fund
                                       Columbia Thermostat
                                       -----------------------------------------

                      SPECIALTY        Columbia Real Estate Equity
                                       Columbia Technology
                                       Columbia Utilities
                                       -----------------------------------------

           TAXABLE FIXED-INCOME        Columbia Corporate Bond**
                                       Columbia Federal Securities
                                       Columbia Fixed Income Securities*
                                       Columbia High Yield
                                       Columbia High Yield Opportunity
                                       Columbia Income*
                                       Columbia Intermediate Bond
                                       Columbia Intermediate Government Income*
                                       Columbia Quality Plus Bond
                                       Columbia Short Term Bond*
                                       Columbia Strategic Income
                                       -----------------------------------------

                     TAX EXEMPT        Columbia High Yield Municipal
                                       Columbia Intermediate Tax-Exempt Bond
                                       Columbia Managed Municipals*
                                       Columbia National Municipal Bond**
                                       Columbia Tax-Exempt
                                       Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                     Columbia Taxable Bond Funds

                                       -----------------------------------------

        SINGLE STATE TAX EXEMPT        Columbia California Tax-Exempt
                                       Columbia Connecticut Intermediate
                                       Municipal Bond Columbia Connecticut
                                       Tax-Exempt Columbia Florida
                                       Intermediate Municipal Bond*
                                       Columbia Massachusetts Intermediate
                                       Municipal Bond Columbia
                                       Massachusetts Tax-Exempt Columbia
                                       New Jersey Intermediate Municipal
                                       Bond Columbia New York Intermediate
                                       Municipal Bond Columbia New York
                                       Tax-Exempt Columbia Oregon Municipal
                                       Bond Columbia Pennsylvania
                                       Intermediate Municipal Bond*
                                       Columbia Rhode Island Intermediate
                                       Municipal Bond
                                       -----------------------------------------

                   MONEY MARKET        Columbia Money Market*
                                       Columbia Municipal Money Market*
                                       -----------------------------------------

           INTERNATIONAL/GLOBAL        Columbia Acorn International
                                       Columbia Acorn International Select
                                       Columbia Global Equity
                                       Columbia International Stock
                                       Columbia Newport Greater China
                                       Columbia Newport Tiger*
                                       -----------------------------------------

                          INDEX        Columbia Large Company Index*
                                       Columbia Small Company Index*
                                       Columbia U.S. Treasury Index

 * The fund is closed to new investments. The fund's trustees have approved the merger of this fund, which is scheduled to occur before the end of 2005.

** The fund is closed to new investments. The fund's trustees have approved the liquidation of this fund.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

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


IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                     Columbia Taxable Bond Funds


TRANSFER AGENT                         The funds mail one shareholder report to each Columbia Funds
                                       Services, Inc. shareholder address. If you P.O. Box 8081 would
Columbia Funds Services, Inc.          like more than one Boston MA 02266-8081 report, please call
P.O. Box 8081                          800-345-6611 shareholder services at 800-345-6611 and additional
Boston MA 02266-8081                   reports will be sent to you.
800-345-6611

DISTRIBUTOR                            This report has been prepared for shareholders of Columbia Taxable
                                       Bond Funds. This report may also be used as sales literature when
Columbia Funds Distributor, Inc.       preceded or accompanied by the current prospectus which provides
One Financial Center                   details of sales charges, investment objectives and operating policies
Boston MA 02111                        of the funds and with the most recent copy of the Columbia Funds
                                       Performance Update.

                                       A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record
INVESTMENT ADVISOR                     are available (i) at www.columbiamanagement.com; (ii) on the
                                       Securities and Exchange Commission's website at www.sec.gov, and (iii)
Columbia Management Advisors, Inc.     without charge, upon request, by calling 800-368-0346. Information
100 Federal Street                     regarding how the funds voted proxies relating to portfolio securities
Boston MA 02110                        during the 12-month period ended June 30, 2004 is available from the
                                       SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds'
INDEPENDENT REGISTERED                 website.
PUBLIC ACCOUNTING FIRM
                                       The funds file a complete schedule of portfolio holdings with the SEC
PricewaterhouseCoopers LLP             for the first and third quarters of each fiscal year on Form N-Q. The
125 High Street                        funds' Form N-Q is available on the SEC's website at www.sec.gov and
Boston MA 02110                        may be reviewed and copied at the SEC's Public Reference Room in
                                       Washington, D.C. Information on the operation of the Public Reference
                                       Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

--------------------------------------------------------------------------------

[PHOTO OF EDELIVERY]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

--------------------------------------------------------------------------------

COLUMBIA TAXABLE BOND FUNDS  ANNUAL REPORT, APRIL 30, 2005


                                                              U.S. Postage Stamp


COLUMBIA MANAGEMENT(R)

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 WWW.COLUMBIAFUNDS.COM


                                               SHC-42/86256-0505 (06/05) 05/6349

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the three series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current or predecessor principal accountant while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2005 and April 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $80,200                        $70,900


Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit Fees in fiscal year 2005 also include fees for review of Form N-14 and issuance of consent.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2005 and April 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $16,400                        $12,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2005 also include fees for the review of Pro Forma statements included in Form N-14.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2005 and April 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $9,800                         $10,300

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2005 and April 30, 2004 are approximately as follows:

                                   2005                           2004
                                    $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended April 30, 2005 and April 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended April 30, 2005 and April 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended April 30, 2005 and April 30, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended April 30, 2005 and April 30, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees were paid to the current principal accountant and consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended April 30, 2005 and April 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust III
            ----------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President


Date                                June 27, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President


Date                                June 27, 2005
    ------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        ----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                June 27, 2005
    ------------------------------------------------------------------------